THE PAPP FAMILY OF FUNDS

                              Papp Stock Fund, Inc.
                         Papp America-Abroad Fund, Inc.
                       Papp America-Pacific Rim Fund, Inc.
                              Papp Focus Fund, Inc.
                     Papp Small & Mid-Cap Growth Fund, Inc.

                                   Prospectus

                                   May 1, 2001



                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                         No sales or redemption charges
                              (Pure no-load funds)

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com



       The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Table of Contents





                                                                         Page

PAPP STOCK FUND...........................................................1

PAPP AMERICA-ABROAD FUND..................................................3

PAPP AMERICA-PACIFIC RIM FUND.............................................5

PAPP FOCUS FUND...........................................................7

PAPP SMALL & MID-CAP GROWTH FUND..........................................9

INVESTMENT OBJECTIVES AND METHODS........................................11

RISK FACTORS.............................................................13

PURCHASING SHARES........................................................14

REDEEMING SHARES.........................................................15

DETERMINATION OF NET ASSET VALUE.........................................16

MANAGEMENT...............................................................16

DISTRIBUTIONS............................................................17

FEDERAL INCOME TAX.......................................................17

FINANCIAL HIGHLIGHTS.....................................................17

                                 PAPP STOCK FUND



Investment Objective

     Papp Stock Fund invests with the objective of long-term capital growth.

Principal Investment Strategies

     The Fund is designed to provide a comprehensive investment for the common stock portion of an investment program. The Fund purchases and retains a diversified high quality group of common stocks of companies traded in the United States. The Fund usually invests in large or mid-sized companies, but may invest in companies of any size. In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

     Because the Fund invests primarily in common stocks, your investment is subject to certain risks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. You can lose money by investing in the Fund.

How Do I Know If the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one, five and ten years and since the Fund's initial offering on November 29, 1989, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.


     The following bar chart shows the year-to-year performance of the Fund since January 1, 1991.

Annual Total Returns
[BAR CHART]

1991    33.79%
1992    13.54%
1993     1.66%
1994    -1.46%
1995    32.93%
1996    21.77%
1997    33.12%
1998    26.98%
1999    14.99%
2000    -6.02%

     For the ten years ended December 31, 2000, the best and worst quarterly returns were:

o    Best quarterly return: 23.50%, during the quarter ended December 31, 1998

o    Worst quarterly return: (10.07)% during the quarter ended September 30,
     1998

     The following table shows the Fund's average annual returns for the one, five and ten years ended December 31, 2000 and since the Fund's initial offering on November 29, 1989, as compared to the S&P 500, an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies.


 Average Annual Total Returns for the Periods Ended
                   December 31, 2000
---------------------------------------------------------------
                                                   Since
                  1 Year   5 Years   10 Years    Inception
                                                November 29,
                                                   1989
---------------------------------------------------------------


Fund              -6.02%    17.34%    16.23%       15.20%

S&P 500           -9.11%    18.33%    17.46%       15.61%
(reflects no
deduction for
fees, expenses
or taxes)
----------------


Fund Fees and Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on purchases...None
Maximum deferred sales charge (load)...............None
Redemption fee.....................................None
Exchange fee.......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses ....................................0.09%
                                                   -----
Total annual Fund operating expenses...............1.09%

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................    $114
3 years......................    $357
5 years......................    $618
10 years.....................  $1,365

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Papp Stock Fund is available to the residents of all 50 states.

                            PAPP AMERICA-ABROAD FUND


Investment Objective

     Papp America-Abroad Fund invests with the objective of long-term capital growth.

Principal Investment Strategies

     America-Abroad Fund is a way to invest "internationally" without leaving the United States. The Fund invests in common stocks of U.S. companies that have substantial international activities, and in common stocks of foreign companies that are traded in the U.S.

     The Fund usually invests at least 70% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o At least 35% of its aggregate reported sales and other revenues, or its reported operating earnings, were classified by the company as "foreign", "international" or "outside the U.S.", or

o At least 25% of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

     The Fund may invest up to 30% of its common stock assets in stocks of foreign companies that are traded in the U.S.

     In choosing stocks, the Fund looks for companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

How Do I Know if the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one and five years and since the Fund's initial offering on December 6, 1991, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1992.

Annual Total Returns
[BAR CHART]

1992     7.44%
1993    -0.07%
1994     7.81%
1995    37.05%
1996    27.65%
1997    29.92%
1998    23.83%
1999    14.01%
2000    -8.62%

     Since 1992, the Fund's best and worst quarterly returns were:

o    Best quarterly return: 27.81%, during the quarter ended December 31, 1998

o    Worst quarterly return: (13.33)%, during the quarter ended September 30,
     2000

     The following table shows the Fund's average annual returns for the one and five years ended December 31, 2000 and since the Fund's initial offering on December 6, 1991, as compared to the Morgan Stanley World Index, an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. companies.


    Average Annual Total Returns for the Periods Ended
                     December 31, 2000
------------------------------------------------------------
                                         Since Inception
                 1 Year     5 Years     December 6, 1991
------------------------------------------------------------


Fund             -8.62%     16.43%           15.62%

Morgan Stanley
World Index      -14.06%    11.89%           11.93%
(reflects no
deduction for
fees, expenses
or taxes)

------------------------------------------------------------


Fund Fees and Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on purchases...None
Maximum deferred sales charge (load)...............None
Redemption fee.....................................None
Exchange fee.......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses ....................................0.08%
Total annual Fund operating expenses...............1.08%

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................     $113
3 years......................     $354
5 years......................     $613
10 years.....................   $1,353

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Papp America-Abroad Fund is available to the residents of all 50 states.

                          PAPP AMERICA-PACIFIC RIM FUND


Investment Objective

     Papp America-Pacific Rim Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities, particularly in the Pacific Rim nations, of its portfolio companies.

Principal Investment Strategies

     Papp America-Pacific Rim Fund is a way to emphasize investments in the Pacific Rim region, without leaving the United States. The Fund invests in companies that have substantial sales to, and receive significant income from, countries within the Pacific Rim.

     The Fund usually invests at least 65% of its common stock assets in U.S. companies that satisfy one of the following criteria:

o 50% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the U.S., and

o 15% or more of its earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the U.S.

     The Fund may also invest in U.S. companies that, in the opinion of the Fund's adviser, will soon meet these criteria.

     The Fund may invest up to 30% of its common stock assets in foreign companies traded in the U.S. which derive 15% or more of their earnings or sales from the Pacific Rim, or which have 15% or more of their assets located in Pacific Rim countries.

     In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     Because it invests primarily in companies with foreign business interests, investing in the Fund may be riskier in some ways than investing in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Fund's portfolio companies, especially those with commitments in developing countries. These risks include: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

     In addition, the Fund's emphasis on companies with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

How Do I Know if the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year and since the Fund's initial offering on March 14, 1997, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1998.

Annual Total Returns
[BAR CHART]

1998    28.68%
1999    24.86%
2000     0.90%

     Since 1998, the Fund's best and worst quarterly returns were:

o    Best quarterly return: 26.89%, during the quarter ended December 31, 1998

o    Worst quarterly return: (10.97)%, during the quarter ended September 30,
     2000

    The following table shows the Fund's average annual returns for the one year ended December 31, 2000 and since the Fund's initial offering on March 14, 1997, as compared to the Morgan Stanley World Index, an unmanaged, market-weighted index that includes 50% foreign companies and 50% U.S. Companies.


Average Annual Total Returns for the Periods Ended
                December 31, 2000
-------------------------------------------------------------
                                        Since Inception
                        1 Year           March 14, 1997
-------------------------------------------------------------


Fund                     0.90%               19.44%

Morgan Stanley
  World Index           -14.06%              11.60%
  (reflects no
  deduction for
  fees, expenses
  or taxes)


Fund Fees and Expenses

    The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on purchases......None
Maximum deferred sales charge (load)..................None
Redemption fee........................................None
Exchange fee..........................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses ....................................0.32%
Total annual Fund operating expenses (gross).......1.32%
Expense reimbursement..............................0.07%*
Total annual Fund operating expenses (net).........1.25%
-----------------------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................     $131
3 years......................     $408
5 years......................     $706
10 years.....................   $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

Papp America-Pacific Rim Fund is available to the residents of all 50 states.

                                 PAPP FOCUS FUND


Investment Objective

     Papp Focus Fund seeks long-term capital growth.

Principal Investment Strategies

     Papp Focus Fund makes substantial investments in a relatively small number of U.S. and foreign companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

     In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan.

     The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if it invested in a larger number of stocks.

     If the Fund invests directly in foreign companies, even through U.S. traded securities, the Fund would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

How Do I Know If the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year and since the Fund's initial offering on March 2, 1998, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The following bar chart shows the year-to-year performance of the Fund since January 1, 1999.

     Since 1999, the Fund's best and worst quarterly returns were:

Annual Total Returns
[BAR CHART]


1999     0.60%
2000    -1.28%


o    Best quarterly return: 32.90%, during the quarter ended December 31, 1998

o    Worst quarterly return: (12.12)%, during the quarter ended September 30,
     1999


     The following table shows the Fund's average annual returns for the one year ended December 31, 2000 and since the Fund's initial offering on March 2, 1998, as compared to the S&P 500, an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies.


Average Annual Total Returns for the Periods Ended
                   December 31, 2000
-------------------------------------------------------------
                                        Since Inception
                        1 Year           March 2, 1998
-------------------------------------------------------------


Fund                    -1.28%               10.39%

S&P 500 (reflects       -9.11%               9.84%
no deduction for
fees, expenses or
taxes)
-----------------


Fund Fees and Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on purchases...None
Maximum deferred sales charge (load)...............None
Redemption fee.....................................None
Exchange fee.......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses.....................................0.91%
Total annual Fund operating expenses
     (gross).......................................1.91%
Expense reimbursement............................(0.66)%*
Total annual Fund operating expenses (net).........1.25%
-----------------------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................    $131
3 years......................    $408
5 years......................    $706
10 years.....................  $1,553


This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Shares of Papp Focus Fund are available to persons residing in certain states only. Contact the Fund at (800) 421-4004 to determine whether the Fund is available for residents of your state.

                        PAPP SMALL & MID-CAP GROWTH FUND


Investment Objective

     Papp Small & Mid-Cap Growth Fund's investment objective is long-term capital growth.

Principal Investment Strategies

     Papp Small & Mid-Cap Growth Fund invests primarily in the stocks of small and medium-sized companies.

     In choosing investments, the Fund looks for the stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

Principal Risks You Should Consider

     The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. There can be no assurance that the Fund will achieve its investment objective.

     The stocks of small and medium-sized companies are often more volatile than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. Small and medium-sized companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a smaller public market for their shares.

How Do I Know If the Fund Is Right For Me?

     The Fund is appropriate for shareholders who are long-term investors and who are willing to accept fluctuations in share price.

     The Fund is not appropriate for investors who need regular income, who have a short-term investment horizon or who are unwilling to accept possible losses.

How the Fund Has Performed

     The performance information that follows is intended to help you assess the variability of Fund returns over the periods indicated and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one year and since the Fund's initial offering on December 15, 1998, compared to a broad-based market index. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

The following bar chart shows the year-to-year performance of the Fund since January 1, 1999.

Annual Total Returns
[BAR CHART]


1999    13.04%
2000    31.32%

     Since 1999, the Fund's best and worst quarterly returns were:

o    Best quarterly return: 22.90%, during the quarter ended December 31, 1999

o    Worst quarterly return: (8.65)%, during the quarter ended September 30,
     1999

     The following table shows the Fund's average annual returns for the one year ended December 31, 2000 and since the Fund's initial offering on December 15, 1998, as compared to the Russell 2000 Stock Index, an unmanaged market-weighted index that includes stocks of 2000 U.S. companies, with dividends reinvested.


Average Annual Total Returns for the Periods Ended
                December 31, 2000
-------------------------------------------------------------
                                        Since Inception
                        1 Year         December 15, 1998
-------------------------------------------------------------


Fund                    31.32%               25.93%

Russell 2000 Stock
Index (reflects no      -3.02%               12.58%
deduction for
fees, expenses or
taxes)
-----------------

Fund Fees and Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Paid directly from your investment.

Maximum sales charge (load) imposed on purchases..None
Maximum deferred sales charge (load)..............None
Redemption fee....................................None
Exchange fee......................................None

Annual Fund Operating Expenses
Deducted from Fund assets.

Management fees....................................1.00%
Distribution (12b-1) fees..........................None
Other expenses ....................................0.89%*
Total annual Fund operating expenses
     (gross)...................................... 1.89%
Expense reimbursement............................. 0.64%
                                                  ------
Total annual Fund operating expenses (net).........1.25%
-----------------------
* The Fund's adviser has agreed to reimburse the Fund to the extent the Fund's regular operating expenses during any fiscal year exceed 1.25% of its average daily net asset value in such year. This limitation cannot be changed without shareholder approval.

Example

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year.......................     $131
3 years......................     $408
5 years......................     $706
10 years.....................   $1,553

This example is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Availability

     Shares of Papp Small & Mid-Cap Growth Fund are available to persons residing in certain states only. Contact the Fund at (800) 421-4004 to determine whether the Fund is available for residents of your state.

                        INVESTMENT OBJECTIVES AND METHODS

Investment Objectives and Methods Applicable to All Funds

         All of the Papp Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding shares.

         The Papp Funds invest in different ways, but each follows the basic Papp investment strategy - each Fund tries to purchase the shares of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. The Funds measure a company's prospects for capital appreciation on an overall basis by such considerations as growth over extended periods of time, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

         The Papp Funds are "buy and hold" investors. Once a security is purchased, the Funds ordinarily keep it so long as the Funds' adviser believes that the prospects for appreciation continue to be favorable and that the securities are not overvalued in the marketplace. As a result, although the Funds' portfolio turnover rates will vary, they are not ordinarily more than 25% annually for each of Papp Stock Fund, Papp America-Abroad Fund and Papp America-Pacific Rim Fund and approximately 50% in the case of Papp Focus Fund and Papp Small & Mid-Cap Growth Fund.

         The Funds are not market-timers. They usually stay substantially fully invested in common stocks, except for the cash and cash equivalents they expect to need to pay their expenses and meet redemptions. The Funds, however, may from time to time take temporary defensive positions that are inconsistent with these principal investment strategies. If the Funds' adviser believes a temporary defensive position is necessary in view of market conditions, each Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

     Papp Stock Fund

         Papp Stock Fund invests in common stocks. The Fund may invest up to 5% of its net assets in securities convertible into common stocks. There is no restriction on the size of the companies in which Papp Stock Fund may invest, but it usually invests in large or mid-sized companies. The Fund considers large and mid-sized companies to be those at least as large as the companies included in the S&P Mid-Cap 400 Stock Index, which ranged from $88 million to $8.733 billion at March 31, 2001.

     Papp America-Abroad Fund

         Papp America-Abroad Fund invests in common stocks of United States enterprises that have substantial international activities and common stocks of foreign enterprises that are traded publicly in the United States. The Fund usually invests at least 70% of its common stock assets in United States companies that satisfy one of the following criteria:

     o At least 35% of its aggregate reported sales and other revenues, or of its reported operating earnings, were classified by the company as "foreign," "international" or "outside the United States," or

     o At least 25% of any one of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

         The Fund's adviser relies on the annual geographic segment data published and provided by companies to determine which companies meet these criteria.

         Papp America-Abroad Fund may invest up to 30% of its common stock assets in foreign companies that are traded in the United States.

     Papp America-Pacific Rim Fund

         Papp America-Pacific Rim Fund invests in common stocks of companies that appear to have substantial sales to and receive significant income from countries within the Pacific Rim (defined as those countries bordering the Pacific Ocean, including the United States). The Fund usually invests at least 65% of its common stock assets in United States companies that meet the following criteria:

     o 50% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries including the United States; and

     o 15% or more of their earnings or sales are attributed to, or assets are situated in, Pacific Rim countries outside the United States.

In addition (and not included toward the 65% discussed in the preceding sentence) the Fund may invest in United States companies that, in the opinion of the Fund's adviser, will soon meet these criteria.

         In determining which United States companies are eligible for inclusion in the Fund's portfolio, the Fund's adviser relies largely on published annual geographic data provided by many multinational companies. However, many companies do not separately report earnings by geographic source. As a result, the Fund's adviser also relies on discussions with officials of companies being considered for inclusion in the Fund's portfolio.

         The Fund may invest up to 30% of its common stock assets in foreign companies that are traded in the United States if 15% or more of those companies' earnings, sales, or assets can be attributed to Pacific Rim countries, excluding the United States or, in the opinion of the Fund's adviser, will soon meet these criteria.

     Papp Focus Fund

         Papp Focus Fund makes substantial investments in a relatively small number of companies. The Fund usually owns stocks in 16 or fewer companies, although it sometimes may own more.

         In choosing investments, the Fund looks for stocks of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company.

         The Fund may invest up to 30% of its common stock assets in foreign companies traded in the United States.

     Papp Small & Mid-Cap Growth Fund

         Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into the common stocks of small and medium sized companies. The Fund's adviser believes that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. Many of those companies have developed significant expertise in the more limited markets they serve, and are able to increase their sales and earnings at a more rapid pace than the average company. Further, these companies typically are subject to less Wall Street research than larger companies and are more likely to be priced inefficiently.

         Small companies are those whose market capitalizations fall within the range of companies in the S&P Small-Cap 600 Index (the Small-Cap Index) while medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P Mid-Cap 400 Index (the Mid-Cap Index). As of March 31, 2001, the Small-Cap Index included companies with capitalizations between approximately $32 million and $2.637 billion while the Mid-Cap Index included companies with capitalizations between approximately $88 million and $8.733 billion. Under normal market conditions, the Fund will invest at least 65% of its assets in small and mid-capitalization securities.

         The Fund may invest a maximum of 20% of its common stock assets in foreign domiciled companies if they are traded in the United States.

                                  RISK FACTORS

Market Risk

         Each of the Funds invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Funds, alone or together, are not intended to present a balanced investment program. They are not intended to be a vehicle for short-term trading, but are intended for investment for the long-term. You may receive little or no return on your investment or may lose part of your investment and there can be no assurance that the Funds will achieve their investment objectives.

Other Risks

         Each of Papp America-Abroad Fund, Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund also present other risks. Below are the additional risks of these Funds.

     Papp America-Abroad Fund and Papp America-Pacific Rim Fund

         Because the Funds invest primarily in companies with foreign business interests (either in United States companies with substantial international activities or foreign companies), investing in these Funds may be riskier in some ways than investment in companies whose operations are in the U.S. only. Certain political and economic risks may affect the Funds' portfolio companies, especially those with commitments in developing countries. The companies in which the Funds invest may be affected by: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; possible seizure, nationalization or expropriation of assets; and political, economic or social instability.

         If the Funds invest directly in foreign companies, even through U.S. traded securities, the Funds would also have risks related to: less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; and difficulties in obtaining legal recourse and enforcing judgments abroad.

         Additionally, Papp America-Pacific Rim Fund's focus on companies with significant earnings, sales or assets in Pacific Rim countries outside the United States makes that Fund more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a fund investing in companies with broader geographic diversification of their businesses.

     Papp Focus Fund

         A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each stock may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that stock will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had it invested in a larger number of securities. Because the Fund may invest in foreign business interests, investing in the Fund is subject to the same risks as investment in the Papp America-Abroad Fund.

     Papp Small & Mid-Cap Growth Fund

         The stocks of small and medium-sized companies often involve more volatility and tend to be less liquid than the stocks of larger companies. Further, a company with only one or several product lines is vulnerable to the entrance of a substantial competitor. During some periods, the securities of small and mid-cap companies, as a class, have performed better than the securities of large companies and in other periods they have performed worse. Small and mid-cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, and may have a less diversified product line - making them more susceptible to market pressures. Also, because the Fund may invest in foreign business interests, investing in the Fund is subject to the same risks as investment in the Papp America-Abroad Fund.

                                PURCHASING SHARES

     SEE THE NEW ACCOUNT PURCHASE APPLICATION ACCOMPANYING THIS PROSPECTUS.

         To make an initial purchase of shares, you should complete and sign the New Account Purchase Application and mail it, together with a check for the total purchase price, to Papp Funds, 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016 or to P.O. Box 15508, Phoenix, Arizona 85066.

         The purchase price of each Fund's shares is the net asset value per share (NAV) next determined after receipt of the purchase order, as described under "Determination of Net Asset Value." There are no sales loads or commissions. The minimum initial investment to open an account is $5,000, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000. Minimum subsequent investments in all cases are $1,000, excluding reinvestments of dividends and capital gains distributions.

         Each Fund will acknowledge your investment in shares of the Fund, including dividends and capital gains distributions reinvested in Fund shares, with a statement showing the number of shares you purchased, the net asset value at which you purchased the shares, and your new balance of Fund shares owned. The Funds do not issue stock certificates for the shares purchased. All full and fractional shares will be carried on the books of the Funds without the issuance of certificates.

         The Funds may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their customers on whose behalf the authorized agent holds shares of the Funds. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

         Some financial institutions that act as the Funds' agent or that otherwise maintain nominee accounts with the Funds for their clients for whom they hold Fund shares might charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying Fund shares. The adviser pays these fees.

         The Funds reserve the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

         You may request the delivery of a single "shared" copy of each prospectus and shareholder report to you and all other shareholders who share your address by indicating your request on the New Account Purchase Application. You may request delivery of individual copies by calling the Funds at (800) 421-4004 or by writing to the following address: 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016. A Fund will commence sending individual copies within 30 days after it receives your request.

                                REDEEMING SHARES

         We will redeem all or any part of shares you own upon written request delivered to the Funds at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016, or P.O. Box 15508, Phoenix, Arizona. The redemption request must:

     (1) specify the number of shares or dollar amount you want to redeem, if less than all of your shares are to be redeemed;

     (2) be signed by all owners of the shares exactly as their names appear on our account; and

     (3) include a signature guarantee in some instances. A signature guarantee is a way to protect the Funds and their shareholders, by guaranteeing that a person signing a request is really the person he or she claims to be. Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A notary public cannot guarantee a signature. A signature guarantee may be waived by the Funds' transfer agent at the transfer agent's own discretion and risk.

         If you are making a redemption request on behalf of a corporation, partnership, trust, limited liability company, fiduciary, executor, or administrator, you must send us written evidence of your authority to act. Under certain circumstances, before the shares can be redeemed, we may require additional documents to verify the authority of the person seeking to redeem. Call (800) 421-4004 before submitting a redemption request if you have any questions about the documents required.

         Under ordinary circumstances, a signature guarantee will not be required. However, a signature guarantee is necessary under the following circumstances:

     (1)  the redemption request exceeds $25,000;

     (2) the proceeds of the redemption are requested to be sent to a person other than the registered holder(s) of the shares to be redeemed;

     (3) the proceeds of the redemption are to be mailed to an address other than the address of record; or

     (4) a change of address request has been received by the Fund or the Transfer Agent within the last 20 business days.

         In such cases, each signature on any redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. A notary public is not an eligible guarantor.

         The redemption price per share is net asset value determined as described under "Determination of Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than your cost, depending upon the value of a Fund's portfolio securities at the time of redemption. If the net asset value of your account falls below $1,000 because you sold shares, we may notify you that unless the value of your account is increased to at least $1,000 within 60 days, we will close your account and send the proceeds to you.

         We will pay you for the shares redeemed within seven days after our receipt of a request for redemption in good order. However, if you redeem shares immediately after they are purchased, we may delay paying the redemption proceeds until your check for the purchase price has cleared, which may take up to 15 days.

         The Funds may suspend or postpone redemptions during any period when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission.

Redemption in Kind

         Although the Funds intend to pay share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

         A Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of regular session trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on any day on which that Exchange is open for trading.

         For purposes of computing the NAV, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices or, if there have been no reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

                                   MANAGEMENT

Investment Adviser

         L. Roy Papp & Associates, LLP serves as investment adviser to the Funds. Subject to the overall authority of the board of directors, the adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. L. Roy Papp & Associates, LLP is also investment adviser to individuals, trusts, retirement plans, endowments, and foundations. Assets under management exceed $1.0 billion as of March 31, 2001. The adviser's address is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.

Portfolio Managers

         L. Roy Papp and Rosellen C. Papp, partners of the adviser, have managed the portfolios of each Fund since each Fund's commencement. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has been either sole proprietor of or a partner of L. Roy Papp & Associates, LLP and its predecessor since 1978. Rosellen C. Papp has been the Director of Research of L. Roy Papp & Associates, LLP and its predecessor since 1981.

Fees

         The adviser receives from each of the Funds, as compensation for its investment adviser and administrative services, a monthly fee at an annual rate of 1% of that Fund's average daily net assets. The adviser has agreed to reimburse each Fund to the extent its total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

                                  DISTRIBUTIONS

         The Funds intend to distribute to shareholders substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities.

         The Funds automatically reinvest your dividends from net investment income and distributions from any net realized capital gains unless you request in writing to have them paid by check.

                               FEDERAL INCOME TAX

         Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. The tax you pay on a capital gains distribution depends generally on how long a Fund has held the portfolio securities it sold, and so may qualify as long-term capital gain even if you have held your Fund shares 12 months or less. Distributions are taxable, whether received in cash or reinvested in shares of the Fund. The sale of shares in your account may produce a gain or loss, and is a taxable event.

         Each Fund will advise its shareholders annually of the source or sources of distributions for federal income tax purposes. A shareholder who is not subject to federal income taxation will not be required to pay tax on distributions received.

         If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% ("backup withholding") from dividend, capital gain and redemption payments to you. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the New Account Purchase Application, which should be completed and returned to the Funds when you make your initial investment. You should consult your tax advisor concerning the application of federal, state, or foreign tax laws to your circumstances.

                              FINANCIAL HIGHLIGHTS

         The following tables are intended to help you understand each Fund's financial performance for the past five years (or the period during which the Fund has been in operation, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by Arthur Andersen LLP, the Funds' independent public accountants. The report of the independent public accountants and further information about the performance of each Fund is contained in the Annual Report and the Statement of Additional Information, which may be obtained from the Funds free of charge.


Papp Stock Fund

                                                                    Years Ended December 31,
                                          -------------------------------------------------------------------------
                                               2000           1999            1998           1997           1996
                                          ------------      ---------      ---------      ---------       ---------


Net asset value, beginning of period......    $42.20         $37.36          $29.78         $22.70         $19.29
Income from operations
    Net investment (loss)/income..........     (0.13)         (0.15)          (0.09)         (0.04)          0.01
    Net realized and unrealized (loss)/gain
    on investments........................     (2.22)          5.75            8.13           7.55           4.16
    Total from operations.................     (2.35)          5.60            8.04           7.51           4.17
Less Distributions
    Dividend from net investment income...        ---            ---             ---         ---            (0.01)
    Distribution of net realized gain.....     (2.76)         (0.76)          (0.46)         (0.43)         (0.75)
    Total Distributions...................     (2.76)         (0.76)          (0.46)         (0.43)         (0.76)
Net asset value, end of period............    $37.09         $42.20          $37.36         $29.78         $22.70
                                              ======         ======          ======         ======         ======
    Total Return..........................     (6.02)%        14.99%          26.99%         33.12%         21.77%
Ratios/Supplemental Data
    Net assets, end of period.............$98,472,509   $105,101,464     $98,608,333    $79,820,068    $53,277,087
    Expenses to average net assets........      1.09%          1.09%           1.10%          1.12%          1.16%
    Investment income to average net assets     0.71%           0.71%          0.82%          1.00%          1.19%
    Portfolio turnover rate...............     13.33%          6.60%           9.74%          6.19%         14.47%


Papp America Abroad Fund

                                                                    Years Ended December 31,
                                          -------------------------------------------------------------------------
                                               2000           1999            1998           1997           1996
                                            ---------       ---------      ---------      ---------       ---------


Net asset value, beginning of period......    $35.25         $32.13          $25.98         $20.11         $16.47
Income from operations
    Net investment (loss)/income..........     (0.22)         (0.23)          (0.05)          0.01           0.01
    Net realized and unrealized (loss)/
    gain on investments...................     (2.19)          4.74            6.24           6.00           4.48
    Total from operations.................     (2.41)          4.51            6.19           6.01           4.49
Less Distributions
    Dividend from net investment income...      ---             ---          ---             (0.01)         (0.01)
    Distributions of net realized gain....     (5.09)         (1.39)          (0.04)         (0.13)         (0.84)
    Total Distributions...................     (5.09)         (1.39)          (0.04)         (0.14)         (0.85)
Net asset value, end of period............    $27.75         $35.25          $32.13         $25.98         $20.11
                                              ======         ======          ======         ======         ======
    Total Return..........................     (8.62)%        14.01%          23.83%         29.92%         27.65%
Ratios/Supplemental Data
    Net assets, end of period.............$168,616,225  $242,610,345    $342,814,636   $288,249,294    $29,623,497
    Expenses to average net assets (a)....      1.08%          1.07%           1.08%          1.11%          1.25%
    Investment income to average net assets (b) 0.57%          0.61%           0.82%          1.24%          1.30%
    Portfolio turnover rate...............     10.78%          5.47%          24.97%          4.71%         12.29%
--------------


Notes to Financial Highlights:

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30% for the year ended December 31, 1996.
(b) Computed giving effect to investment adviser's expense limitation undertaking.


Papp America-Pacific Rim Fund
                                           Year Ended        Year Ended         Year Ended         Period Ended
                                        December 31, 2000 December 31, 1999  December 31, 1998 December 31, 1997(a)
                                        ----------------- -----------------  ----------------- -------------------


Net asset value, beginning of period.......   $19.44            $15.57            $12.10                 $10.00
Income from operations
    Net investment loss....................    (0.09)            (0.12)            (0.06)                   ---
    Net realized and unrealized gain/
    (loss) on investments..................     0.53              3.99              3.53                   2.11
    Total from operations..................     0.44              3.87              3.47                   2.11
Less Distributions
    Dividend from investment income........      ---               ---               ---                    ---
    Distribution of net realized gain......    (1.81)              ---               ---                  (0.01)
    Total Distributions....................    (1.81)              ---               ---                  (0.01)
Net asset value, end of period.............   $18.07            $19.44            $15.57                 $12.10
                                              ======            ======            ======                 ======
    Total Return...........................     0.90%            24.86%            28.68%                 21.11%
Ratios/Supplemental Data
    Net assets at end of period ...........$17,636,602      $16,478,700       $14,705,830             $13,741,389
    Expenses to average net assets (b).....     1.25%             1.25%             1.25%                  1.25%*
    Investment income to average net assets (c) 0.63%             0.58%             0.79%                  1.30%*
    Portfolio turnover rate................    28.33%            17.52%            13.73%                 14.30%*


Papp Focus Fund
                                                       Year Ended            Year Ended            Period Ended
                                                    December 31, 2000     December 31, 1999    December 31, 1998(d)
                                                    -----------------     -----------------    --------------------


Net asset value, beginning of period..............        $13.41               $13.33                  $10.00
Income from operations
    Net investment loss..........................         (0.09)               (0.11)                  (0.06)
    Net realized and unrealized (loss)/gain
    on investments................................         (0.07)                0.19                    3.39
    Total from operations.........................         (0.16)                0.08                    3.33
Less Distributions
    Dividend from investment income...............           ---                  ---                     ---
    Distribution of net realized gain.............         (0.90)                 ---                     ---
    Total Distributions...........................         (0.90)                 ---                     ---
Net asset value, end of period....................        $12.35                $13.41                 $13.33
                                                          ======                ======                 ======
    Total Return..................................         (1.28)%                0.60%                 33.30%
Ratios/Supplemental Data
    Net assets, end of period.....................    $3,279,623            $3,951,395             $4,031,393
    Expenses to average net assets (e)............          1.25%                 1.25%                  1.25%*
    Investment income to average net assets (c)...          0.72%                 0.54%                  0.70%*
    Portfolio turnover rate.......................         45.72%                53.85%                 50.37%*
--------------

Notes to Financial Highlights:
*    Annualized

(a)  From the date of commencement of operations (March 14, 1997).

(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.32%, 1.39% , 1.41% and 1.55%, for the periods ended December 31, 2000, 1999,
     1998 and 1997, respectively.

(c) Computed giving effect to investment adviser's expense limitation undertaking.

(d)  From the date of commencement of operations (March 2, 1998).

(e) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.91%, 1.63% and 1.38% for the periods ended December 31, 2000, 1999 and 1998, respectively.


Papp Small & Mid-Cap Growth Fund

                                                      Year Ended            Year Ended            Period Ended
                                                   December 31, 2000     December 31, 1999    December 31, 1998(a)
                                                   -----------------     -----------------    --------------------


Net asset value, beginning of period.............        $18.31               $16.20                   $15.00
Income from operations
    Net investment loss..........................         (0.14)               (0.14)                    ----
    Net realized and unrealized gain
    on investments...............................          5.89                 2.25                     1.20
    Total from operations........................          5.75                 2.11                     1.20
Less Distributions
    Dividend from investment income..............           ----                ----                     ----
    Distribution of net realized gain............         (1.04)                ----                     ----
    Total Distributions..........................         (1.04)                ----                     ----
Net asset value, end of period...................        $23.02               $18.31                   $16.20
                                                         ======               ======                   ======
    Total Return.................................         31.32%               13.04%                    8.00%
Ratios/Supplemental Data
    Net assets, end of period....................    $6,762,147           $4,325,499               $1,566,225
    Expenses to average net assets (b)...........          1.25%                1.25%                    1.25%*
    Investment income to average net assets (c)..          0.36%                0.32%                    1.01%*
    Portfolio turnover rate......................         40.42%               53.07%                    0.00%*
--------------


Notes to Financial Highlights:
*    Annualized

(a)  From the date of commencement of operations (December 15, 1998).

(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.89%, 1.68% and 1.56% for the periods ended December 31, 2000, 1999 and 1998, respectively.

(c) Computed giving effect to investment adviser's expense limitation undertaking.

                            THE PAPP FAMILY OF FUNDS

                              (Pure no-load funds)

         Additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Shareholder reports contain management's discussion of the market conditions, investment strategies and performance results that significantly affected each Fund's performance as of the end of the Fund's latest semi-annual or annual fiscal year end. You may obtain free copies of the Funds' annual and semi-annual reports, the Statement of Additional Information, request other information and discuss your questions about each Fund by writing or calling:

                                   Papp Funds
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

         When the Funds receive a request for the Statement of Additional Information, the annual report or the semi-annual report, the Funds will send the requested documents within 3 business days of the receipt of the request.

         In addition, you may obtain this and other information about each Fund directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, DC 20549 or by email request at publicinfo@sec.gov.



















Stock Fund                      811-05922
America-Abroad Fund             811-06402
America-Pacific Rim Fund        811-08005
Focus Fund                      811-08601
Small & Mid-Cap Growth Fund     811-09055

                            THE PAPP FAMILY OF FUNDS

                       Statement of Additional Information

                                   May 1, 2001

                       6225 North 24th Street - Suite #150
                             Phoenix, Arizona 85016
                                 (602) 956-1115
                                 (800) 421-4004

                            Email: invest@roypapp.com
                        Internet: http://www.roypapp.com

--------------------------------------------------------------------------------

      This Statement of Additional Information relates to Papp Stock Fund, Inc., Papp America-Abroad Fund, Inc., Papp America-Pacific Rim Fund, Inc., Papp Focus Fund, Inc. and Papp Small & Mid-Cap Growth Fund, Inc. (each a "Fund" and collectively the "Funds"). This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated May 1, 2001 and any supplement to the prospectus. You may obtain free copies of the prospectus by writing or calling the Funds at the address or telephone number shown above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page
Information about the Funds and Their Shares.................................2
Investment Policies..........................................................2
Investment Restrictions......................................................2
Investment Adviser...........................................................5
Management of the Funds......................................................7
Code of Ethics...............................................................9
Principal Shareholders.......................................................9
Portfolio Transactions and Brokerage........................................10
Performance Information.....................................................11
Purchasing and Redeeming Shares.............................................12
Additional Tax Information..................................................13
Custodian...................................................................13
Transfer Agent..............................................................13
Financial Statements........................................................14

--------------------------------------------------------------------------------

Information about the Funds and Their Shares

      Each Fund is an open-end management investment company that is organized as a Maryland Corporation. All of the Funds are diversified except Focus Fund, which is non-diversified. Papp Stock Fund, Inc. was incorporated on September 15, 1989 and commenced operations on November 29, 1989. Prior to April 1999, Papp Stock Fund, Inc. was named The L. Roy Papp Stock Fund, Inc. Papp America-Abroad Fund, Inc. was incorporated on August 15, 1991, and commenced operations on December 6, 1991. Papp America-Pacific Rim Fund, Inc. was incorporated on December 18, 1996 and commenced operations on March 14, 1997. Papp Focus Fund was incorporated on December 17, 1997 and commenced operations on March 2, 1998. Papp Small & Mid-Cap Growth Fund was incorporated on September 15, 1998 and commenced operations on December 15, 1998. L. Roy Papp & Associates, LLP provides investment advisory services to the Funds.

      Each share of capital stock of a Fund, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares of that Fund declared by its board of directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

      According to Maryland law and each Fund's bylaws, the Funds are not required to hold annual meetings of shareholders unless required to do so under the Investment Company Act. A Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of that Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

Investment Policies

      The Funds invest with the objective of long-term capital growth. A Fund's investment objective may not be changed without the approval of a majority of that Fund's outstanding shares. The investment objectives of the Funds are more fully described in the prospectus under the caption of "Investment Objective" for each Fund and under the caption "Investment Objectives and Methods." The primary manner in which the Funds pursue their investment objectives is discussed in the prospectus under the captions "Investment Objectives and Methods" and "Risk Factors."

      Temporary Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies. If a Fund's adviser believes a temporary defensive position is necessary in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations. Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

      Portfolio Turnover. Each of Stock Fund, America-Abroad Fund and America-Pacific Rim Fund expects that its annual portfolio turnover rate will not exceed 25% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in common stocks. Each of Focus Fund and Small & Mid-Cap Growth Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in a small number of securities or in small and mid-capitalization securities, respectively. However, there can be no assurance that the Funds will not exceed this rate, and the portfolio turnover rate may vary from year to year. In particular, the turnover rate of Focus Fund may vary significantly from year to year because of the need to maintain the portfolio diversification required by the Internal Revenue Code and the small number of portfolio holdings.

Investment Restrictions

      Each Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of that Fund's outstanding shares. The Funds' fundamental investment restrictions are as follows:

      Papp Stock Fund and Papp America-Abroad Fund.

      Neither Fund may:

            1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

            2. Acquire securities of any one issuer that at time of investment
            (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

            3. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

            4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

            5. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

            6. Invest in repurchase agreements or reverse repurchase agreements;

            7. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

            8. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

            9. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

            10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

            11. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

            12. Purchase or sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

            13. Purchase or sell commodities, commodity contracts or options;

            14. Make margin purchases or short sales of securities;

            15. Invest in companies for the purpose of management or the exercise of control;

            16. Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 4 above);

            17. Invest in or write puts, calls, straddles or spreads;

            18. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration; and

            19. Invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

      Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund.

      No Fund may:

            1. (for Papp America-Pacific Rim Fund and Papp Small & Mid-Cap Growth Fund only) To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

            2. Acquire securities of any one issuer that at time of investment
            (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

            3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

            4. (for Papp America-Pacific Rim Fund only) Invest in repurchase agreements or reverse repurchase agreements;

            5. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

            6. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

            7. Purchase or sell commodities, commodity contracts or options;

            8. Make margin purchases or short sales of securities;

            9. Invest in companies for the purpose of management or the exercise of control;

            10. (for Papp America-Pacific Rim Fund only) Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 5 above);

                  (for Focus Fund and Papp Small & Mid-Cap Growth Fund only)
            Make loans (but this restriction shall not prevent the Fund from investing in debt securities); and

            11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

      Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund have also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

            a. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

            b. (For Papp America-Pacific Rim Fund and Papp Focus Fund only) Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable; and

            c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund].


      In addition, neither Papp Stock Fund nor Papp America-Abroad Fund intends to issue any senior security except to the extent permitted under the Investment Company Act of 1940. None of Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid Cap Growth Fund intends to purchase or sell real estate or interests in real estate, although each may invest in marketable securities of enterprises that invest in real estate or interests in real estate.

Investment Adviser

      L. Roy Papp & Associates, LLP provides investment advisory services to the Funds. The adviser is an Arizona limited liability partnership owned and controlled by its partners, of whom there were twelve at the date of this Statement of Additional Information: L. Roy Papp, Harry A. Papp,

Robert L. Mueller, Rosellen C. Papp, Bruce C. Williams, George D. Clark, Jr., Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Jane E. Couperus, John
L. Stull, and Russell A. Biehl. L. Roy Papp owns a majority interest in the partnership.

      Subject to the overall authority of each Fund's board of directors, the adviser furnishes continuous investment supervision and management to the Funds under an investment advisory agreement. As compensation for its investment advisory and administrative services, the investment adviser receives from each Fund, a monthly fee, at an annual rate of 1% of that Fund's average daily net assets. The adviser has agreed to reimburse the Funds to the extent a Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

      The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                                  Fees Paid During    Fees Paid During    Fees Paid During
                                     Year Ended          Year Ended          Year Ended
      Fund                        December 31, 2000   December 31, 1999   December 31, 1998
      ----                        -----------------   -----------------   -----------------
Papp Stock Fund
   Advisory Fee                      $1,051,489           $966,638           $875,849

Papp America-Abroad Fund
   Advisory Fee                      $2,134,014         $2,877,790         $3,292,225

Papp America-Pacific Rim
   Fund
   Advisory Fee                        $188,319           $140,437           $140,635
   Reimbursement                        $12,415            $20,357            $21,864

Papp Focus Fund
   Advisory Fee                         $37,046            $41,681            $21,018*
   Reimbursement                        $24,499            $15,959             $2,950*

Papp Small & Mid-Cap Growth
   Fund
   Advisory Fee                         $55,325            $33,639               $543*
   Reimbursement                        $35,495            $14,585               $164*

----------
* From the Fund's commencement of operations.

      Under the Advisory Agreements, the adviser furnishes at its own expense office space to the Funds and all necessary office facilities, equipment, and personnel for managing the assets of the Funds. The adviser also pays all expenses of marketing shares of the Funds, all expenses in determination of daily price computations, placement of securities orders and related bookkeeping.

      The Funds pay all expenses incident to their operations and business not specifically assumed by the investment adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Funds under the Investment Company Act and registration of their shares under the Securities Act of 1933; and complying with the securities laws of certain states.

      The Advisory Agreements provide that the adviser shall not be liable for any loss suffered by the Funds or their shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreements.

      The Advisory Agreements may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Management of the Funds

      The board of directors has overall responsibility for the conduct of each Fund's affairs. The directors of each Fund (except as noted), including those directors who are also officers, other officers of each Fund, and their principal business activities during the past five years, are:

      L. Roy Papp,* Chairman and director. Age 74. Partner, L. Roy Papp & Associates, LLP.

      Harry A. Papp,*+ CFA, President and director. Age 46. Partner, L. Roy Papp & Associates, LLP.

      Robert L. Mueller,* Vice President, Secretary and director. Age 73. Partner, L. Roy Papp & Associates, LLP.

      Rosellen C. Papp,*+ CFA, Vice President, Treasurer and director. Age 45. Partner, L. Roy Papp & Associates, LLP.

      Bruce C. Williams,* CFA, Vice President and director. Age 48. Partner, L. Roy Papp & Associates, LLP.

      James K. Ballinger, director. Age 50. Director of the Phoenix Art Museum.

      Amy S. Clague, director. Age 67. Private investor since 2000. Prior thereto for more than five years, Partner, Boyd and Clague (bookkeeping services for small companies).

      Carolyn P. O'Malley, director of Papp America-Pacific Rim Fund, Papp Focus Fund and Papp Small & Mid-Cap Growth Fund. Age 52. Executive Director, the Dorrance Family Foundation since 2001. Prior thereto for more than five years, Director of the Desert Botanical Garden.

      George D. Clark, Jr., Vice President. Age 61. Partner, L. Roy Papp & Associates, LLP.

      Jeffrey N. Edwards, Vice President. Age 43. Partner, L. Roy Papp & Associates, LLP.

      Victoria S. Cavallero, Vice President. Age 43. Partner, L. Roy Papp & Associates, LLP.

----------
      * Indicates an "interested person" of the Fund, as defined in the Investment Company Act of 1940.
      + Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.

      Julie A. Hein, Vice President and Assistant Treasurer. Age 40. Partner, L. Roy Papp & Associates, LLP.

      Jane E. Couperus, Vice President. Age 31. Partner, L. Roy Papp & Associates, LLP since 2001. Prior thereto, associate, L. Roy Papp & Associates, LLP and its predecessor since 1997 and Graduate Student, Arizona State University.

      John L. Stull, Vice President. Age 37. Partner, L. Roy Papp & Associates, LLP since 2001. Prior thereto, associate, L. Roy Papp & Associates, LLP and its predecessor since 1997 and Financial Analyst, Finova Capital Group.

      Russell A. Biehl, Vice President. Age 38. Partner, L. Roy Papp & Associates, LLP since 2001. Prior thereto, associate, L. Roy Papp & Associates, LLP and its predecessor since 1998 and Portfolio Manager, Harris Trust Bank.

      The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce C. Williams, Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 1625 North Central Avenue, Phoenix, Arizona 85004; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

      As of April 1, 2001, the directors and officers of the Funds beneficially owned, in the aggregate, the following percentages of the outstanding shares of the Funds:

             ------------------------------------------------
                         Fund                 Shares (%)
             ------------------------------------------------
             Stock Fund                           4.6%
             ------------------------------------------------
             America-Abroad Fund                  1.0%
             ------------------------------------------------
             America-Pacific Rim Fund            11.1%
             ------------------------------------------------
             Focus Fund                          25.5%
             ------------------------------------------------
             Small & Mid-Cap Growth Fund         40.8%
             ------------------------------------------------

      L. Roy Papp, Harry A. Papp, and Robert L. Mueller are the members of the executive committee for each of the Funds, which has authority during intervals between meetings of the boards of directors to exercise the powers of the Board, with certain exceptions. All of the directors and the officers, except Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley are partners of L. Roy Papp & Associates, LLP, the Funds' adviser, and serve without any compensation from the Funds.

      The following table sets forth the compensation the Funds paid to Mr. Ballinger, Mrs. Clague, and Mrs. O'Malley during the fiscal year ended December 31, 2000. None of the Papp Funds has any pension or retirement plans.

                                        Papp      Papp America-             Papp Small &
                           Papp        America-    Pacific Rim   Papp Focus    Mid-Cap     Compensation
       Name             Stock Fund   Abroad Fund      Fund          Fund     Growth Fund     All Funds
       ----             ----------   -----------      ----          ----     -----------     ---------
James K. Ballinger        $3,200       $4,400        $1,700         $400         $400         $10,100
Amy S. Clague             $3,200       $4,400        $1,700         $400         $400         $10,100
Carolyn P. O'Malley           --           --        $1,250         $300         $300          $1,850

Code of Ethics

The 1940 Act and rules thereunder require that the Funds and the adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Funds and the adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Funds and the adviser to detect and prevent conflicts of interest.

Principal Shareholders

      The only persons known to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of a Fund as of April 1, 2001 were:

           Name and Address                            Percentage
           ----------------                            ----------

   Stock Fund
      Charles Schwab & Co., Inc.*                        24.18%
      101 Montgomery Street
      San Francisco, CA 94104

   America-Abroad Fund
      Charles Schwab & Co., Inc.*                        44.84%
      101 Montgomery Street
      San Francisco, CA 94104

      National Financial Services*                       10.56%
      1 World Financial Center, 200 Liberty Street
      New York, NY 10281

   America-Pacific Rim Fund
      Charles Schwab & Co., Inc.*                        27.15%
      101 Montgomery Street
      San Francisco, CA 94104

      NA Bank & Co                                        5.18%
      P. O. Box 2180
      Tulsa, OK  74101-2180

   Focus Fund
      L. Roy Papp                                        17.08%
      6225 North 24th Street
      Phoenix, AZ 85016

      Frank & Nancy Russell                               7.84%
      5104 N. 32nd Street, #349
      Phoenix, AZ  85018

   Small & Mid Cap Growth Fund
      Marco Capital Group                                23.55%
      2009 Independence Drive
      Sherman, TX 75091

      L. Roy Papp                                         9.47%
      6225 North 24th Street
      Phoenix, AZ 85016

      Sunchase Investment Company                         5.14%
      9520 North Max Avenue, #3
      Oklahoma City, OK 73120

----------
*As nominee for its customers.

Portfolio Transactions and Brokerage

      The adviser places portfolio transactions of the Funds with those securities brokers and dealers that it believes will provide the best value in transaction and research services for the Funds, either in a particular transaction or over a period of time. Although most transactions involve only brokerage services, a very few involve research services as well.

      In valuing brokerage services, the adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

      In valuing research services, the adviser makes a judgment of the usefulness of research and other information provided by a broker to the investment adviser in managing the Funds' investment portfolios. The information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. The extent, if any, to which the obtaining of such information may reduce the expenses of the adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of directors of each Fund that other clients of the adviser might also benefit from the information obtained for that Fund, in the same manner that the Fund might also benefit from information obtained by the adviser in performing services to others.

      The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by each Fund's board of directors.

      Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where the adviser believes that better prices and execution may be obtained otherwise.

      Although investment decisions for the Funds are made independently from those for other investment advisory clients of L. Roy Papp & Associates, LLP, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

      During fiscal years 2000, 1999, 1998, and 1997, the Funds paid the following commissions to brokers.

         Fund         Brokerage Commissions Paid During Year Ended December 31,
         ----         ---------------------------------------------------------

                                 2000             1999            1998
                                 ----             ----            ----

Stock Fund                      $9,997          $13,640         $11,124

America-Abroad Fund             46,315*          92,014          94,329

America-Pacific Rim
   Fund                          4,888            3,457           8,377

Focus Fund                       2,167            2,818           3,766

Small & Mid-Cap
   Growth Fund                   4,380            3,706           1,295

*The America-Abroad Fund trades based on redemptions. Net redemptions decreased from 131,000,000 in 1999 to 55,000,000 in 2000.

Performance Information

      From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

      Average Annual Total Return is computed as follows:

                  ERV = P(1+T)n

      Where:      P =      a hypothetical initial investment of $1,000
                  T =      average annual total return
                  n =      number of years from initial investment to the end of
                           the period
                  ERV =    ending redeemable value of a hypothetical $1,000
                           investment made at the beginning of the period at the end of the period (or fractional portion thereof)

      For example, total return and average annual total return for the following periods ended December 31, 2000 of an investment of $1,000 in each of the Funds were:
                                                                    Average
                                                                    Annual
                                                       Total        Total
                                                     Return (%)    Return (%)
                                                     ----------    ----------
Stock Fund
   1 Year ........................................     -6.02%       -6.02%
   Five Years ....................................    122.44%       17.34%
   Ten Years .....................................    349.96%       16.23%
   Life of the Fund (November 29, 1989) ..........    380.03%       15.20%

America-Abroad Fund
   1 Year ........................................     -8.62%       -8.62%
   Five Years ....................................    113.95%       16.43%
   Life of the Fund (December 6, 1991) ...........    273.14%       15.62%

Pacific-Rim Fund
   1 Year ........................................      0.90%        0.90%
   Life of the Fund (March 14, 1997) .............     96.34%       19.44%

Focus Fund
   1 Year ........................................     -1.28%       -1.28%
   Life of the Fund (March 2, 1998)...............     32.38%       10.39%

Small & Mid-Cap Growth Fund
   1 Year ........................................     31.32%       31.32%
   Life of the Fund (December 15, 1998) ..........     60.32%       25.93%

      The Funds impose no sales charge and pay no distribution expenses. Income taxes are not taken into account. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

      In advertising and sales literature, the Funds' performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Funds might use comparative performance as computed in a ranking determined by Lipper, Inc., Morningstar, Inc., or that of another service.

      The Funds may also note or provide reprints of articles or charts containing their mention including performance or other comparative rankings in newspapers, magazines, or other media from time to time. When a newspaper, magazine, or other publication mentions the Funds or L. Roy Papp & Associates, LLP, such mention may include: (i) listings of some or all of a Fund's holdings;
(ii) descriptions of characteristics of some or all of the securities held by a Fund; and (iii) descriptions of the economic and market outlook generally and for the Funds, in the view of the Funds, the Funds' portfolio managers or L. Roy Papp & Associates, LLP.

Purchasing and Redeeming Shares

      Purchases and redemptions are discussed in the Funds' prospectus under the headings "Purchasing Shares" and "Redeeming Shares." All of that information is incorporated herein by reference.

      Each Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading, which regularly is every day except Saturday and Sunday. However, the Exchange is also closed on New Year's Day, Martin Luther King, Jr. Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and if one of those holidays should fall on a Saturday or a Sunday, on the preceding Friday or the following Monday, respectively. Net asset value will not be computed on the days of observance of those holidays, unless, in the judgment of the board of directors, it should be determined on any such day, in which case the determination will be made as of 1:00 p.m., Phoenix time. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

      Each Fund has elected to be governed by rule 18f-1 under the Investment Company Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

      Redemptions will be made at net asset value. See "Determination of Net Asset Value" in the prospectus.

Additional Tax Information

      Each Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay tax on any income and recognized capital gains, reducing the amount of income and recognized capital gains that would otherwise be available for distribution to shareholders of that Fund.

      A Fund may elect to pass through to its shareholders their proportionate share of income, war profits, and excess profits taxes that it pays to foreign countries and United States possessions with respect to stock or securities in foreign corporations, provided more than 50% of the total assets of such Fund consists of such stock or securities and the Fund meets the distributions requirements applicable to regulated investment companies. However, no Fund expects its holdings in foreign stock or securities to comprise more than 50% of its total assets. Accordingly, a Fund that pays foreign taxes will likely deduct any such taxes, rather than passing such taxes through to shareholders to be claimed as deductions or credits on the latters' returns.

      For more information on taxation, see "Federal Income Tax" in the prospectus.

Custodian

      Compass Bank, 7335 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent

      L. Roy Papp & Associates, LLP, the investment adviser to the Funds, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Funds. Under the agreement, L. Roy Papp & Associates, LLP is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions, for performing shareholder account administration agent functions in connection with the issuance, transfer and redemption of the Funds' shares, and maintaining necessary records in accordance with applicable laws, rules and regulations.

      For its services L. Roy Papp & Associates, LLP receives from the Funds a monthly fee of $.75 for each Fund shareholder account, $.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of Fund shares. The board of directors of each Fund has determined the charges by L. Roy Papp & Associates, LLP to the Funds are comparable to the charges of others performing similar services.

Financial Statements

      The financial statements included in this prospectus and statement of additional information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                                       Number         Fair
                     Common Stocks                                    of Shares       Value
------------------------------------------------------------          ---------    ------------
Financial Services (22.4%)
 General Electric Company
  (Diversified financial and industrial company)                       106,000      $ 5,081,375
 Northern Trust Corporation
  (Bank specializing in trust services)                                 68,000        5,546,250
 State Street Corporation
  (Provider of U.S. and global securities custodial services)           92,000       11,427,320
                                                                                    -----------
                                                                                     22,054,945
                                                                                    -----------
Industrial Services (11.5%)
 G&K Services Inc., Class A
  (Uniform rental service)                                              59,000        1,659,375
Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                     175,000        7,448,437
Omnicom Group, Inc.
  (Worldwide advertising agencies)                                      27,000        2,237,625
                                                                                    -----------
                                                                                     11,345,437
                                                                                    -----------
Pharmaceutical (10.2%)
 American Home Products Corporation
  (Prescription pharmaceuticals)                                        17,500        1,112,125
 Merck & Company, Inc.
  (Prescription pharmaceuticals)                                        95,000        8,894,375
                                                                                    -----------
                                                                                     10,006,500
                                                                                    -----------
Medical Products (8.3%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                     135,000        8,150,625
                                                                                    -----------

Specialty Retailing (8.1%)
 Walgreen Company
  (Retail drug store chain)                                             96,000        4,014,000
 Wal-Mart Stores, Inc.
  (Leading discount retailer)                                           75,000        3,984,375
                                                                                    -----------
                                                                                      7,998,375
                                                                                    -----------
Investment Management (6.0%)
 T. Rowe Price Associates, Inc.
  (No-load mutual fund company)                                        140,000        5,917,184
                                                                                    -----------

Semiconductors & Equipment (5.1%)
 Applied Materials, Inc.*
  (Leading developer, manufacturer, and marketer of
  semiconductor manufacturing systems)                                  13,000          496,438
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                        150,000        4,537,500
                                                                                    -----------
                                                                                      5,033,938
                                                                                    -----------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                                          Number           Fair
                   Common Stocks (continued)                             of Shares         Value
------------------------------------------------------------------       ---------      -----------
Restaurants (5.1%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                 148,000      $ 5,032,000
                                                                                       -----------

Software (4.9%)
 Microsoft Corporation*
  (Personal computer software)                                            111,000        4,828,500
                                                                                       -----------

Electronic Equipment (3.9%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)             126,000        1,559,250
 Molex, Inc.
  (Supplier of interconnection products)                                   90,000        2,289,375
                                                                                       -----------
                                                                                         3,848,625
                                                                                       -----------
Consumer Products (3.6%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)                    100,000        3,550,000
                                                                                       -----------

Financial Processing (3.6%)
 Automatic Data Processing, Inc.
  (Leading provider of computing and data processing services)             31,500        1,994,344
 First Data Corporation
  (Leading provider of credit card processing and money transfer
  services)                                                                29,000        1,527,937
                                                                                       -----------
                                                                                         3,522,281
                                                                                       -----------
Computer Equipment (3.1%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and supplies)                      98,000        3,093,125
                                                                                       -----------

Telecommunications (2.6%)
 Motorola, Inc.
  (Manufacturer of communication equipment)                                31,000          627,750
 Nokia Corporation
  (Leading manufacturer of wireless handsets)                              44,000        1,914,000
                                                                                       -----------
                                                                                         2,541,750
                                                                                       -----------
Instruments & Testing (1.2%)
 Agilent Technologies, Inc.*
  (Designs and manufactures test and measurement systems for the
  electronics and healthcare industries)                                   21,070        1,153,583
                                                                                       -----------

Total Common Stocks - 99.6%                                                             98,076,868
Cash and Other Assets, Less Liabilities - 0.4%                                             395,641
                                                                                       -----------
Net Assets - 100%                                                                      $98,472,509
                                                                                       ===========

Net Asset Value Per Share
(Based on 2,654,612 shares outstanding at December 31, 2000)                                $37.09
                                                                                       ===========

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                             PAPP STOCK FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                     ASSETS
                                                                        2000
                                                                   ------------
Investment in securities at fair value (original
  cost $39,099,893 at December 31, 2000) (Note 1)                  $ 98,076,868
Cash                                                                    269,303
Dividends and interest receivable                                       126,338
                                                                   ------------
    Total assets                                                   $ 98,472,509
                                                                   ============

                   NET ASSETS

Paid-in capital                                                    $ 40,590,531
Accumulated undistributed net investment loss                        (1,094,997)
Net unrealized gain on investments                                   58,976,975
                                                                   ------------
    Net assets applicable to Fund shares outstanding               $ 98,472,509
                                                                   ============

Fund shares outstanding                                               2,654,612
                                                                   ============
Net Asset Value Per Share (net assets/shares
  outstanding)                                                     $      37.09
                                                                   ============

    The accompanying notes are an integral part of this financial statement.

                             PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                   2000               1999
                                                              ------------       ------------
INVESTMENT INCOME:
  Dividends                                                   $    698,492       $    669,064
  Interest                                                          46,925             20,655
                                                              ------------       ------------
    Total investment income                                        745,417            689,719
                                                              ------------       ------------

EXPENSES:
  Management fee (Note 3)                                        1,051,489            966,638
  Filing fees                                                       32,267             31,706
  Auditing fees                                                     12,700             13,500
  Custodial fees                                                    10,656             11,708
  Transfer agent fees (Note 3)                                      10,317              7,076
  Printing and postage fees                                          8,497              8,237
  Directors' attendance fees                                         6,400              8,000
  Legal fees                                                         6,255              6,015
  Other fees                                                         1,800              2,075
                                                              ------------       ------------
    Total expenses                                               1,140,381          1,054,955
                                                              ------------       ------------
  Net investment loss                                             (394,964)          (365,236)
                                                              ------------       ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sales of securities                             14,613,487         13,935,942
  Cost of securities sold                                       (7,632,504)       (12,069,568)
                                                              ------------       ------------
  Net realized gain on investments sold                          6,980,983          1,866,374

  Net change in unrealized gain on investments                 (13,163,970)        12,319,702
                                                              ------------       ------------

  Net realized and unrealized (loss)/gain on investments        (6,182,987)        14,186,076
                                                              ------------       ------------

(DECREASE)/INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $ (6,577,951)      $ 13,820,840
                                                              ============       ============

   The accompanying notes are an integral part of these financial statements.

                             PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                              2000                1999
                                                         -------------       -------------
FROM OPERATIONS:
  Net investment loss                                    $    (394,964)      $    (365,236)
  Net realized gain on investments sold                      6,980,983           1,866,374
  Net change in unrealized gain on investments             (13,163,970)         12,319,702
                                                         -------------       -------------
    (Decrease)/increase in net assets resulting
      from operations                                       (6,577,951)         13,820,840
                                                         -------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investment securities sold           (6,980,983)         (1,867,963)
                                                         -------------       -------------
    Decrease in net assets resulting from
      distributions to shareholders                         (6,980,983)         (1,867,963)
                                                         -------------       -------------

FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                              26,926,572          14,327,952
   Net asset value of shares issued to shareholders in
   reinvestment of net realized gain on investment
   securities sold                                           6,326,339           1,722,264
  Payments for redemption of shares                        (26,322,932)        (21,509,962)
                                                         -------------       -------------

    Increase/(decrease) in net assets resulting
      from shareholder transactions                          6,929,979          (5,459,746)
                                                         -------------       -------------

Total (decrease)/increase in net assets                     (6,628,955)          6,493,131

Net assets at beginning of the period                      105,101,464          98,608,333
                                                         -------------       -------------

Net assets at end of period                              $  98,472,509       $ 105,101,464
                                                         =============       =============

   The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., formerly The L. Roy Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.963 a share aggregating $2,501,908. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.80 a share aggregating $4,479,075. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $0.76 a share, aggregating $1,867,963. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $10,317 and $7,076 in 2000 and 1999, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:


                                                 2000                    1999
                                              -----------            -----------
                Purchases at cost             $13,903,567            $ 6,379,785
                Sales                          14,613,487             13,935,942

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                Proceeds                 Shares
                                              ------------              -------
        Year ended December 31, 2000
        Shares issued                         $ 26,926,572              633,718
        Distributions reinvested                 6,326,339              156,272
        Shares redeemed                        (26,322,932)            (625,844)
                                              ------------              -------
            Net increase                      $  6,929,979              164,146
                                              ============             ========

        Year ended December 31, 1999
        Shares issued                         $ 14,327,952              382,946
        Distributions reinvested                 1,722,264               40,797
        Shares redeemed                        (21,509,962)            (573,006)
                                              ------------              -------
            Net decrease                      $ (5,459,746)            (149,263)
                                              ============             ========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                   2000                1999
                                              ------------        -------------

        Fair value                            $ 98,076,868        $ 104,969,775
        Original cost                          (39,099,893)         (32,828,830)
                                              ------------        -------------
           Net unrealized appreciation        $ 58,976,975        $  72,140,945
                                              ============        =============

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $60,310,262 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,333,287.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $72,140,945. There were no gross unrealized losses on any of the Fund's investments at December 31, 1999.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                          Year Ended December 31,
                                                 2000             1999             1998             1997             1996
                                            ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period        $      42.20     $      37.36     $      29.78     $      22.70     $      19.29
Income from operations:
  Net investment (loss)/income                     (0.13)           (0.15)           (0.09)           (0.04)            0.01
  Net realized and unrealized (loss)/gain
    on investments                                 (2.22)            5.75             8.13             7.55             4.16
                                            ------------     ------------     ------------     ------------     ------------

    Total from operations                          (2.35)            5.60             8.04             7.51             4.17

Less distributions:
  Dividend from net investment
    Income                                            --               --               --               --            (0.01)
  Distribution of net realized gain                (2.76)           (0.76)           (0.46)           (0.43)           (0.75)
                                            ------------     ------------     ------------     ------------     ------------

    Total distributions                            (2.76)           (0.76)           (0.46)           (0.43)           (0.76)

Net asset value, end of period              $      37.09     $      42.20     $      37.36     $      29.78     $      22.70
                                            ============     ============     ============     ============     ============

    Total return                                  -6.02%            14.99%           26.99%           33.12%           21.77%
                                            ============     ============     ============     ============     ============

Ratios/Supplemental Data:
  Net assets, end of period                 $ 98,472,509     $105,101,464     $ 98,608,333     $ 79,820,068     $ 53,277,087
  Expenses to average net assets                    1.09%            1.09%            1.10%            1.12%            1.16%
  Investment income to
    average net assets                              0.71%            0.71%            0.82%            1.00%            1.19%
  Portfolio turnover rate                          13.33%            6.60%            9.74%            6.19%           14.47%

                         REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        ARTHUR ANDERSEN LLP
Phoenix, Arizona,
January 24, 2001

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                                     Number       Fair
                    Common Stocks                                  of Shares      Value
-------------------------------------------------------------      ---------   -----------
Financial Services (21.7%)
 American International Group
  (Major international insurance holding company)                     61,500   $ 6,061,594
 General Electric Company
  (Diversified financial and industrial company)                     145,000     6,950,937
 State Street Corporation
  (Provider of U.S. and global securities custodial services)        190,000    23,599,900
                                                                               -----------
                                                                                36,612,431
                                                                               -----------
Pharmaceutical (19.0%)
 Eli Lilly & Company
  (Prescription pharmaceuticals)                                      65,000     6,049,063
 Merck & Company, Inc.
  (Prescription pharmaceuticals)                                     237,000    22,189,125
 Pfizer, Inc.
  (Prescription pharmaceuticals)                                      85,000     3,910,000
                                                                               -----------
                                                                                32,148,188
                                                                               -----------
Industrial Services (17.7%)
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                   530,000    22,558,125
 Expeditors International of Washington, Inc.
  (International air freight forwarding)                              70,300     3,774,231
 Omnicom Group, Inc.
  (Worldwide advertising agencies)                                    18,000     1,491,750
 WPP Group PLC
  (Worldwide advertising agencies)                                    30,895     1,940,592
                                                                               -----------
                                                                                29,764,698
                                                                               -----------
Electronic Equipment (9.3%)
 American Power Conversion *
  (Leading producer of uninterruptible power supply products)        605,000     7,486,875
 Molex, Inc.
  (Supplier of interconnection products)                             323,250     8,222,672
                                                                               -----------
                                                                                15,709,547
                                                                               -----------
Semiconductors & Equipment (6.6%)
 Applied Materials, Inc.*
  (Leading developer, manufacturer, and marketer of semiconductor
  manufacturing systems)                                              11,000       420,063
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and memory
  chips)                                                             353,000    10,678,250
                                                                               -----------
                                                                                11,098,313
                                                                               -----------
Restaurants (6.4%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                            317,000    10,778,000
                                                                               -----------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000


                                                                         Number         Fair
                   Common Stocks (continued)                            of Shares       Value
----------------------------------------------------------------        ---------   ------------
Medical Products (5.3%)
 Johnson & Johnson
  (Healthcare products)                                                    72,500   $  7,617,031
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                         23,000      1,388,625
                                                                                    ------------
                                                                                       9,005,656
                                                                                    ------------
Computer Equipment (5.2%)
 EMC Corporation *
  (Manufacturer of enterprise computer storage systems)                    62,000      4,123,000
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and supplies)                     130,000      4,103,125
 International Business Machines Corporation
  (Global provider of information technology, hardware, software,
  and services)                                                             7,000        595,000
                                                                                    ------------
                                                                                       8,821,125
                                                                                    ------------
Software (4.3%)
 Microsoft Corporation*
  (Personal computer software)                                            165,000      7,177,500
                                                                                    ------------

Telecommunications (2.4%)
 Cisco Systems, Inc. *
  (Leading supplier of computer internetworking systems)                   32,000      1,224,000
 L.M. Ericsson Telephone AB
  (Leading manufacturer of wireless infrastructure and handsets)           60,000        671,250
 Nokia Corporation
  (Leading manufacturer of wireless handsets)                              48,000      2,088,000
                                                                                    ------------
                                                                                       3,983,250
                                                                                    ------------
Instruments & Testing (0.9%)
 Agilent Technologies*
  (Designs and manufactures test and measurement systems for
  the electronics and healthcare industries)                               26,791      1,466,807
                                                                                    ------------

Consumer Services (0.5%)
 Steiner Leisure Ltd. *
  (Provider of spa services, beauty salons, and health clubs on
  cruise ships)                                                            65,850        921,900
                                                                                    ------------

Total Common Stocks - 99.3%                                                          167,487,415
Cash and Other Assets, Less Liabilities - 0.7%                                         1,128,810
                                                                                    ------------

Net Assets - 100%                                                                   $168,616,225
                                                                                    ============

Net Asset Value Per Share
(Based on 6,075,547 shares outstanding at December 31, 2000)                        $      27.75
                                                                                    ============

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                           ASSETS
                                                                        2000
Investment in securities at fair value (original                  -------------
 cost $100,044,432 at December 31, 2000) (Note 1)                 $ 167,487,415
Cash                                                                    962,022
Dividends and interest receivable                                       166,788
                                                                  -------------
    Total assets                                                  $ 168,616,225
                                                                  =============

                         NET ASSETS

Paid-in capital                                                   $ 102,951,455
Accumulated undistributed net investment loss                        (1,778,213)
Net unrealized gain on investments                                   67,442,983
                                                                  -------------
Net assets applicable to Fund shares outstanding                  $ 168,616,225
                                                                  =============

Fund shares outstanding                                               6,075,547
                                                                  =============

Net Asset Value Per Share (net assets/shares
  outstanding)                                                    $       27.75
                                                                  =============

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                2000             1999
                                                           ------------    -------------
INVESTMENT INCOME:
  Dividends                                                $  1,141,531    $   1,700,480
  Interest                                                       84,006           65,112
  Foreign taxes withheld                                           (565)          (9,894)
                                                           ------------    -------------
    Total investment income                                   1,224,972        1,755,698
                                                           ------------    -------------

EXPENSES:
  Management fee (Note 3)                                     2,134,014        2,877,790
  Filing fees                                                    45,168           52,812
  Printing and postage fees                                      35,785           41,376
  Transfer agent fees (Note 3)                                   29,560           31,635
  Custodial fees                                                 27,970           35,688
  Auditing fees                                                  15,200           16,000
  Directors' attendance fees                                      8,800           10,800
  Legal fees                                                      6,195            4,957
  Other fees                                                      2,169            2,197
                                                           ------------    -------------
    Total expenses                                            2,304,861        3,073,255
                                                           ------------    -------------
  Net investment loss                                        (1,079,889)      (1,317,557)
                                                           ------------    -------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sales of securities                          81,110,419      145,756,212
  Cost of securities sold                                   (51,188,230)    (135,222,930)
                                                           ------------    -------------
  Net realized gain on investments sold                      29,922,189       10,533,282

  Net change in unrealized gain on investments              (45,267,636)      21,823,990
                                                           ------------    -------------

  Net realized and unrealized (loss)/gain on investments    (15,345,447)      32,357,272
                                                           ------------    -------------

(DECREASE)/INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $(16,425,336)   $  31,039,715
                                                           ============    =============

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                          2000             1999
                                                                     -------------    -------------
FROM OPERATIONS:
  Net investment loss                                                $  (1,079,889)   $  (1,317,557)
  Net realized gain on investments sold                                 29,922,189       10,533,282
  Net change in unrealized gain on investments                         (45,267,636)      21,823,990
                                                                     -------------    -------------
    (Decrease)/increase in net assets resulting
    from operations                                                    (16,425,336)      31,039,715
                                                                     -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investment securities sold - prior year                (219)              --
  Net realized gain on investment securities sold                      (29,922,189)      (9,235,258)
                                                                     -------------    -------------
    Decrease in net assets resulting from
    distributions to shareholders                                      (29,922,408)      (9,235,258)
                                                                     -------------    -------------

FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                                          59,707,837       63,363,641
  Net asset value of shares issued to shareholders in
   reinvestment of net realized gain on investment securities sold      27,554,615        8,582,551
  Payments for redemption of shares                                   (114,908,828)    (193,954,940)
                                                                     -------------    -------------

    Decrease in net assets resulting
    from shareholder transactions                                      (27,646,376)    (122,008,748)
                                                                     -------------    -------------

Total decrease in net assets                                           (73,994,120)    (100,204,291)

Net assets at beginning of the period                                  242,610,345      342,814,636
                                                                     -------------    -------------

Net assets at end of period                                          $ 168,616,225    $ 242,610,345
                                                                     =============    =============

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.8322 a share aggregating $10,514,774. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $3.26 a share aggregating $19,407,634. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $1.39 a share aggregating $9,235,258. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $29,560 and $31,635 in 2000 and 1999, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                                  2000                  1999
                                              ------------          ------------
        Purchases at cost                     $ 22,794,915          $ 15,617,400
        Sales                                   81,110,419           145,756,212

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds             Shares
                                                -------------        ----------
        Year ended December 31, 2000
        Shares issued                           $  59,707,837         1,606,706
        Distributions reinvested                   27,554,615           836,548
        Shares redeemed                          (114,908,828)       (3,250,436)
                                                -------------        ----------
         Net decrease                           $ (27,646,376)         (807,182)
                                                =============        ==========

        Year ended December 31, 1999
        Shares issued                           $  63,363,641         2,000,223
        Distributions reinvested                    8,582,551           242,584
        Shares redeemed                          (193,954,940)       (6,030,591)
                                                -------------        ----------
         Net decrease                           $(122,008,748)       (3,787,784)
                                                =============        ==========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                  2000                 1999
                                             -------------        -------------
        Fair value                           $ 167,487,415        $ 241,148,366
        Original cost                         (100,044,432)        (128,437,747)
                                             -------------        -------------
           Net unrealized appreciation       $  67,442,983        $ 112,710,619
                                             =============        =============

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $68,536,846 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,093,863.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $114,096,795 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,386,176.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                    Year Ended December 31,
                                            2000             1999             1998             1997             1996
                                        ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period    $      35.25     $      32.13     $      25.98     $      20.11     $      16.47
Income from operations:
  Net investment (loss)/income                 (0.22)           (0.23)           (0.05)            0.01             0.01
  Net realized and unrealized (loss)/
    gain on investments                        (2.19)            4.74             6.24             6.00             4.48
                                        ------------     ------------     ------------     ------------     ------------
      Total from operations                    (2.41)            4.51             6.19             6.01             4.49

Less distributions:
  Dividend from net investment
    Income                                        --               --               --            (0.01)           (0.01)
  Distribution of net realized gain            (5.09)           (1.39)           (0.04)           (0.13)           (0.84)
                                        ------------     ------------     ------------     ------------     ------------
      Total distributions                      (5.09)           (1.39)           (0.04)           (0.14)           (0.85)

Net asset value, end of period          $      27.75     $      35.25     $      32.13     $      25.98     $      20.11
                                        ============     ============     ============     ============     ============

      Total return                            -8.62%            14.01%           23.83%           29.92%           27.65%
                                        ============     ============     ============     ============     ============

Ratios/Supplemental Data:
  Net assets, end of period             $168,616,225     $242,610,345     $342,814,636     $288,249,294     $ 29,623,497
  Expenses to average net assets(A)             1.08%            1.07%            1.08%            1.11%            1.25%
  Investment income to
    Average net assets (B)                      0.57%            0.61%            0.82%            1.24%            1.30%
  Portfolio turnover rate                      10.78%            5.47%           24.97%            4.71%           12.29%

(A) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30% for the year ended December 31, 1996.

(B) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp America-Abroad Fund, Inc. as of December 31, 2000, including the schedule of portfolio investments, as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP
Phoenix, Arizona
January 24, 2001

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                                         Number       Fair
                   Common Stocks                                        of Shares     Value
--------------------------------------------------------------          ---------  -----------
Financial Services (14.2%)
 American International Group
  (Major international insurance holding company)                         11,000   $1,084,187
 General Electric Company
  (Diversified financial and industrial company)                          11,500      551,281
 State Street Corporation
  (Provider of U.S. and global securities custodial services)              7,000      869,470
                                                                                   ----------
                                                                                    2,504,938
                                                                                   ----------
Industrial Services (13.2%)
 Expeditors International of Washington, Inc.
  (International air freight forwarding)                                  23,200    1,245,550
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                        25,500    1,085,344
                                                                                   ----------
                                                                                    2,330,894
                                                                                   ----------
Pharmaceutical (12.2%)
 Eli Lilly & Company
  (Prescription pharmaceuticals)                                          12,000    1,116,750
 Pfizer, Inc.
  (Prescription pharmaceuticals)                                          22,500    1,035,000
                                                                                   ----------
                                                                                    2,151,750
                                                                                   ----------
Medical Products (10.5%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                        18,000    1,086,750
 Stryker Corporation
  (Developer and manufacturer of surgical and medical devices)            15,000      758,850
                                                                                   ----------
                                                                                    1,845,600
                                                                                   ----------
Instruments & Testing (7.1%)
 Agilent Technologies, Inc.*
  (Designs and manufactures test and measurement systems for
  the electronics and healthcare industries)                               9,546      522,643
 National Instruments Corporation *
  (Supplier of computer based instrumentation products)                   15,000      728,438
                                                                                   ----------
                                                                                    1,251,081
                                                                                   ----------
Electronic Equipment (6.6%)
 American Power Conversion *
  (Leading producer of uninterruptible power supply products)             33,000     408,375
 Molex, Inc.
  (Supplier of interconnection products)                                  30,000      763,125
                                                                                   ----------
                                                                                    1,171,500
                                                                                   ----------
Telecommunications (6.4%)
 Cisco Systems, Inc. *
  (Leading supplier of computer internet working systems)                  6,200      237,150
 L. M. Ericsson Telephone AB
  (Leading manufacturer of wireless infrastructure and
   handsets)                                                              39,000      436,312
 Nokia Corporation
  (Leading manufacturer of wireless handsets)                             10,500      456,750
                                                                                   ----------
                                                                                    1,130,212
                                                                                   ----------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                             Number       Fair
               Common Stocks (continued)                    of Shares     Value
--------------------------------------------------------    ---------  -----------
Restaurants (6.4%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                     33,000   $ 1,122,000
                                                                       -----------

Semiconductors & Equipment (6.1%)
 Applied Materials, Inc.*
  (Leading developer, manufacturer, and marketer of
   semiconductor manufacturing systems)                        7,500       286,406
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
  and memory chips)                                           17,000       514,250
 Texas Instruments, Inc.
  (Leading producer of digital signal processors and analog
  semiconductors)                                              5,500       260,563
                                                                       -----------
                                                                         1,061,219
                                                                       -----------
Consumer Products (4.8%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)        24,000       852,000
                                                                       -----------

Computer Equipment (4.0%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and supplies)         14,400       454,500
 International Business Machines Corporation
  (Global provider of information technology, hardware,
  software, and services)                                      3,000       255,000
                                                                       -----------
                                                                           709,500
                                                                       -----------
Investment Management (3.8%)
 T. Rowe Price Associates, Inc.
  (No-load mutual fund company)                               16,000       676,250
                                                                       -----------

Software (2.7%)
 Microsoft Corporation*
  (Personal computer software)                                11,000       478,500
                                                                       -----------

Total Common Stocks - 98.0%                                             17,285,444
Cash and Other Assets, Less Liabilities - 2.0%                             351,158
                                                                       -----------
Net Assets - 100.0%                                                    $17,636,602
                                                                       ===========

Net Asset Value Per Share
(Based on 975,875 shares outstanding at December 31, 2000)             $     18.07
                                                                       ===========

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                            ASSETS
                                                                        2000
                                                                   ------------
Investment in securities at fair value (original cost
  $11,516,487 at December 31,2000) (Note 1)                        $ 17,285,444
Cash                                                                    423,673
Dividends and interest receivable                                        10,110
                                                                   ------------
    Total assets                                                   $ 17,719,227
                                                                   ------------

                         LIABILITIES

Payable for investment securities purchased                        $     82,625
                                                                   ------------
    Total liabilities                                              $     82,625
                                                                   ============

                         NET ASSETS

Paid-in capital                                                    $ 12,144,003
Accumulated undistributed net realized loss
  on sale of investments                                                 (1,615)
Accumulated undistributed net investment loss                          (274,743)
Net unrealized gain on investments                                    5,768,957
                                                                   ------------
    Net assets applicable to Fund shares outstanding               $ 17,636,602
                                                                   ============

Fund shares outstanding                                                 975,875
                                                                   ============

Net Asset Value Per Share (net assets/shares
  outstanding)                                                     $      18.07
                                                                   ============

The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                         2000           1999
                                                     -----------    -----------
INVESTMENT INCOME:
  Dividends                                          $   102,103    $    76,658
  Interest                                                16,601          6,584
  Foreign taxes withheld                                    (248)        (1,542)
                                                     -----------    -----------
        Total investment income                          118,456         81,700
                                                     -----------    -----------

EXPENSES:
  Management fee (Note 3)                                188,319        140,437
  Filing fees                                             21,706         20,734
  Auditing fees                                           10,200         11,000
  Custodial fees                                           8,366          7,034
  Legal fees                                               6,239          5,471
  Directors' attendance fees                               4,650          3,900
  Transfer agent fees (Note 3)                             3,764          2,408
  Printing and postage fees                                3,371          3,519
  Other fees                                               1,200          1,401
                                                     -----------    -----------
        Total expenses                                   247,815        195,904
                                                     -----------    -----------

Less fees waived by adviser (Note 3)                     (12,415)       (20,357)
                                                     -----------    -----------
        Net expenses                                     235,400        175,547
                                                     -----------    -----------

Net investment loss                                     (116,944)       (93,847)
                                                     -----------    -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
  Proceeds from sales of securities                    5,227,506      4,024,592
  Cost of securities sold                             (3,606,505)    (3,745,114)
                                                     -----------    -----------
  Net realized gain on investments sold                1,621,001        279,478

Net change in unrealized gain on investments          (1,580,984)     3,116,756
                                                     -----------    -----------

Net realized and unrealized gain on investments           40,017      3,396,234
                                                     -----------    -----------

(DECREASE)/INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $   (76,927)   $ 3,302,387
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                          2000            1999
                                                      ------------    ------------
FROM OPERATIONS:
  Net investment loss                                 $   (116,944)   $    (93,847)
  Net realized gain on investments sold                  1,621,001         279,478
  Net change in unrealized gain on investments          (1,580,984)      3,116,756
                                                      ------------    ------------

        (Decrease)/increase in net assets resulting
         from operations                                   (76,927)      3,302,387
                                                      ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investment securities
  sold                                                  (1,591,780)             --
                                                      ------------    ------------

        Decrease in net assets resulting from
         distributions to shareholders                  (1,591,780)             --
                                                      ------------    ------------

FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                           9,374,005       2,214,299
  Net asset value of shares issued to
   shareholders in reinvestment of net
   realized gain on investment securities sold           1,428,315              --
  Payments for redemption of shares                     (7,975,711)     (3,743,816)
                                                      ------------    ------------

        Increase/(decrease) in net assets resulting
         from shareholder transactions                   2,826,609      (1,529,517)
                                                      ------------    ------------

Total increase in net assets                             1,157,902       1,772,870

Net assets at beginning of the period                   16,478,700      14,705,830
                                                      ------------    ------------

Net assets at end of period                           $ 17,636,602    $ 16,478,700
                                                      ============    ============

   The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.81 a share aggregating $1,591,780. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $12,415 and $20,357 was required in 2000 and 1999, respectively. The Fund incurred fees of $3,764 and $2,408 as of December 31, 2000 and 1999, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $450 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                                  2000              1999
                                              -----------       -----------

      Purchases at cost                       $ 6,052,302       $ 2,464,651
      Sales                                     5,227,506         4,024,592

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds            Shares
                                                 -----------        -----------
Year ended December 31, 2000
Shares issued                                    $ 9,374,005            444,266
Distributions reinvested                           1,428,315             67,468
Shares redeemed                                   (7,975,711)          (383,527)
                                                 -----------        -----------
      Net increase                               $ 2,826,609            128,207
                                                 ===========        ===========

Year ended December 31, 1999
Shares issued                                    $ 2,214,299            141,621
Distributions reinvested                                  --                 --
Shares redeemed                                   (3,743,816)          (238,728)
                                                 -----------        -----------
      Net decrease                               $(1,529,517)           (97,107)
                                                 ===========        ===========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                    2000            1999
                                                ------------    ------------

            Fair value                          $ 17,285,444    $ 16,420,631
            Original cost                        (11,516,487)     (9,070,690)
                                                ------------    ------------
                  Net unrealized appreciation   $  5,768,957    $  7,349,941
                                                ============    ============

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $6,467,067 and gross unrealized losses on investments in which cost exceeded fair value totaled $698,110.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $7,397,438 and gross unrealized losses on investments in which cost exceeded fair value totaled $47,497.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                                                                  Period Ended
                                                      Years ended December 31,                    December 31,
                                             2000               1999               1998              1997(A)
                                        --------------     --------------     --------------     --------------
Net asset value, beginning
 of period                              $        19.44     $        15.57     $        12.10     $        10.00
Income from operations:
   Net investment loss                           (0.09)             (0.12)             (0.06)                --
   Net realized and unrealized
   gain/(loss) on investments                     0.53               3.99               3.53               2.11
                                        --------------     --------------     --------------     --------------

      Total from operations                       0.44               3.87               3.47               2.11

Less Distributions:
   Dividend from investment income                  --                 --                 --                 --
   Distribution of net realized gain             (1.81)                --                 --              (0.01)
                                        --------------     --------------     --------------     --------------

      Total distributions                        (1.81)                --                 --              (0.01)

Net asset value, end of period          $        18.07     $        19.44     $        15.57     $        12.10
                                        ==============     ==============     ==============     ==============

      Total return                                0.90%             24.86%             28.68%             21.11%
                                        ==============     ==============     ==============     ==============

Ratios/Supplemental Data:
   Net assets, end of period              $ 17,636,602     $   16,478,700     $   14,705,830     $   13,741,389
   Expenses to average net assets (B)             1.25%              1.25%              1.25%              1.25%*
   Investment income to
    average net assets (C)                        0.63%              0.58%              0.79%              1.30%*
   Portfolio turnover rate                       28.33%             17.52%             13.73%             14.30%*

*     Annualized

(A)   From the date of commencement of operations (March 14, 1997).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.32%, 1.39%, 1.41% and 1.55%, for the periods ended December 31, 2000, 1999,
      1998 and 1997, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp America-Pacific Rim Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Pacific Rim Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States.


                                                ARTHUR ANDERSEN LLP
Phoenix, Arizona,
January 24, 2001

                   PAPP FOCUS FUND, INC.
             SCHEDULE OF PORTFOLIO INVESTMENTS
                     DECEMBER 31, 2000

                                                                          Number     Fair
                       Common Stocks                                     of Shares   Value
----------------------------------------------------------------------   ---------   -----
Financial Services (14.7%)
   American International Group
      (Major international insurance holding company)                      1,625   $160,164
   State Street Corporation
      (Provider of U.S. and global securities custodial services)          2,600    322,946
                                                                                   --------
                                                                                    483,110
                                                                                   --------
Semiconductors & Equipment (12.7%)
   Applied Materials, Inc.*
      (Leading developer, manufacturer, and marketer of semiconductor
      manufacturing systems)                                               3,000    114,563
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and
      memory chips)                                                        4,700    142,175
   Texas Instruments, Inc.
      (Leading producer of digital signal processors and analog
      semiconductors)                                                      3,400    161,075
                                                                                   --------
                                                                                    417,813
                                                                                   --------
Industrial Services (9.9%)
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                     7,600    323,475
                                                                                   --------

Investment Management (9.7%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                        7,500    316,992
                                                                                   --------

Pharmaceutical (8.6%)
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                       3,000    280,875
                                                                                   --------

Telecommunications (6.6%)
   Nokia Corporation
      (Leading manufacturer of wireless handsets)                          5,000    217,500
                                                                                   --------

Medical Products (6.3%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                     3,400    205,275
                                                                                   --------

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                                   Number       Fair
                 Common Stocks (continued)                       of Shares     Value
-------------------------------------------------------------   -----------  -----------
Restaurants (5.1%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                      4,900     $   166,600
                                                                             -----------

Specialty Retailing (5.0%)
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                  3,100         164,687
                                                                             -----------

Biotechnology (4.9%)
   Techne Corporation *
      (Leading producer of biotechnology products)                 4,500         162,281
                                                                             -----------

Consumer Products (4.7%)
   Clorox Company
      (Manufacturer of bleach and other consumer products)         4,300         152,650
                                                                             -----------

Electronic Equipment (4.0%)
   Molex, Inc.
      (Supplier of interconnection products)                       5,200         132,275
                                                                             -----------

Software (3.8%)
   Microsoft Corporation *
      (Personal computer software)                                 2,850         123,975
                                                                             -----------

Total Common Stocks - 96.0%                                                    3,147,508
Cash and Other Assets, Less Liabilities - 4.0%                                   132,115
                                                                             -----------
Net Assets - 100%                                                            $ 3,279,623
                                                                             ===========

Net Asset Value Per Share
(Based on 265,506 shares outstanding at December 31, 2000)                   $     12.35
                                                                             ===========

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                     ASSETS
                                                                       2000
                                                                    -----------
Investment in securities at fair value (original
   cost $ 2,510,552 at December 31, 2000) (Note 1)                  $ 3,147,508
Cash                                                                    249,845
Dividends and interest receivable                                         3,601
                                                                    -----------
      Total assets                                                  $ 3,400,954
                                                                    ===========

                                   LIABILITIES

Payable for investment securities purchased                         $   121,331
                                                                    ===========

                                   NET ASSETS

Paid-in capital                                                     $ 2,703,278
Accumulated undistributed net investment loss                           (60,611)
Net unrealized gain on investments                                      636,956
                                                                    -----------
      Net assets applicable to Fund shares outstanding              $ 3,279,623
                                                                    ===========

Fund shares outstanding                                                 265,506
                                                                    ===========

Net Asset Value Per Share (net assets/shares
outstanding)                                                        $     12.35
                                                                    ===========

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                         2000           1999
                                                     -----------    -----------
INVESTMENT INCOME:
  Dividends                                          $    20,987    $    17,688
  Interest                                                 5,582          4,939
                                                     -----------    -----------
      Total investment income                             26,569         22,627
                                                     -----------    -----------

EXPENSES:
  Management fee (Note 3)                                 37,046         41,681
  Auditing fees                                           10,200          6,750
  Filing fees                                              7,031          7,669
  Legal fees                                               5,987          3,369
  Custodial fees                                           5,970          6,871
  Transfer agent fees (Note 3)                             1,776             --
  Directors' attendance fees                               1,100          1,200
  Other fees                                               1,696            521
                                                     -----------    -----------
      Total expenses                                      70,806         68,061
                                                     -----------    -----------

Less fees waived by adviser (Note 3)                     (24,499)       (15,959)
                                                     -----------    -----------
      Net expenses                                        46,307         52,102
                                                     -----------    -----------

Net investment loss                                      (19,738)       (29,475)
                                                     -----------    -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
  Proceeds from sales of securities                    2,296,348      2,279,973
  Cost of securities sold                             (2,035,797)    (2,280,071)
                                                     -----------    -----------
  Net realized gain/(loss) on investments sold           260,551            (98)

  Net change in unrealized gain on investments          (256,275)        37,859
                                                     -----------    -----------

Net realized and unrealized gain on investments            4,276         37,761
                                                     -----------    -----------

(DECREASE)/INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                        $   (15,462)   $     8,286
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                              PAPP FOCUS FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                         2000           1999
                                                     -----------    -----------
FROM OPERATIONS:
Net investment loss                                  $   (19,738)   $   (29,475)
Net realized gain/(loss) on investments sold             260,551            (98)
Net change in unrealized gain on investments            (256,275)        37,859
                                                     -----------    -----------
      (Decrease)/increase in net assets resulting
      from operations                                    (15,462)         8,286
                                                     -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment securities sold         (227,051)            --
                                                     -----------    -----------
      Decrease in net assets resulting from
      distributions to shareholders                     (227,051)            --
                                                     -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                             164,626      1,288,280
Net asset value of shares issued to shareholders
   in reinvestment of net realized gain on
   investment securities sold                            161,140             --
Payments for redemption of shares                       (755,025)    (1,376,564)
                                                     -----------    -----------

      Decrease in net assets resulting
      from shareholder transactions                     (429,259)       (88,284)
                                                     -----------    -----------

Total decrease in net assets                            (671,772)       (79,998)

Net assets at beginning of the period                  3,951,395      4,031,393
                                                     -----------    -----------

Net assets at end of period                          $ 3,279,623    $ 3,951,395
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.8988 a share aggregating $227,051. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $1,776 in 2000 from the manager for providing shareholder and transfer agent services. A management fee expense reimbursement of $24,499 and $15,959 was required in 2000 and 1999, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                               2000           1999
                                           -----------    -----------
            Purchase at cost               $ 1,641,142    $ 2,196,009
            Sales                            2,296,348      2,279,973

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                             Proceeds        Shares
                                           -----------    -----------
            Year ended December 31, 2000
            Shares issued                  $   164,626         11,863
            Distributions reinvested           161,140         12,891
            Shares redeemed                   (755,025)       (53,829)
                                           -----------    -----------
               Net decrease                $  (429,259)       (29,075)
                                           ===========    ===========

            Year ended December 31, 1999
            Shares issued                  $ 1,288,280         99,296
            Distributions reinvested                --             --
            Shares redeemed                 (1,376,564)      (107,193)
                                           -----------    -----------
               Net decrease                $   (88,284)        (7,897)
                                           ===========    ===========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                   2000           1999
                                                -----------    -----------

            Fair value                          $ 3,147,508    $ 3,798,438
            Original cost                        (2,510,552)    (2,905,207)
                                                -----------    -----------
                  Net unrealized appreciation   $   636,956    $   893,231
                                                ===========    ===========

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost, totaled $774,336 and gross unrealized losses on investments in which cost exceeded fair value totaled $137,380.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $1,001,308 and gross unrealized losses on investments in which cost exceeded fair value totaled $108,077.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                                                          Period Ended
                                         Years ended December 31,         December 31,
                                          2000              1999            1998(A)
                                     -------------     -------------     -------------
Net asset value, beginning
   of period                         $       13.41     $       13.33     $       10.00
Income from operations:
      Net investment loss                    (0.09)            (0.11)            (0.06)
      Net realized and unrealized
        (loss)/gain on investments           (0.07)             0.19              3.39
                                     -------------     -------------     -------------

          Total from operations              (0.16)             0.08              3.33

Less Distributions:
   Dividend from investment
      income                                    --                --                --
   Distribution of net realized
      gain                                   (0.90)               --                --
                                     -------------     -------------     -------------
          Total distributions                (0.90)               --                --

Net asset value, end of period       $       12.35     $       13.41     $       13.33
                                     =============     =============     =============

          Total return                      -1.28%              0.60%            33.30%
                                     =============     =============     =============

Ratios/Supplemental Data:
   Net assets, end of period         $   3,279,623     $   3,951,395     $   4,031,393
   Expenses to average
      net assets (B)                          1.25%             1.25%             1.25%*
   Investment income to
     average net assets (C)                   0.72%             0.54%              .70%*
   Portfolio turnover rate                   45.72%            53.85%            50.37%*

*     Annualized
(A)   From the date of commencement of operations (March 2, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.91%, 1.63% and 1.38% for the periods ended December 31, 2000, 1999 and 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp Focus Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from March 2, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Focus Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the period from March 2, 1998 (date of commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                ARTHUR ANDERSEN LLP
Phoenix, Arizona
January 24, 2001

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                      Number       Fair
                                  Common Stocks                                      of Shares    Value
----------------------------------------------------------------------------------   --------- ----------
Industrial Services (17.2%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services to packaged                  4,800   $  186,900
    goods companies and retailers)
  Cintas Corporation
    (Leading uniform and textile rental company)                                       3,500      186,156
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                             5,000      268,438
  Forrester Research *
    (Leading provider of strategic technology research)                                3,700      185,231
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                                          6,000      142,125
  WPP Group PLC
    (Worldwide advertising agencies)                                                   3,089      194,028
                                                                                               ----------
                                                                                                1,162,878
                                                                                               ----------
Financial Services (13.8%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                                6,000      312,750
  Charles Schwab Corporation
    (Leading investment services firm)                                                 4,168      118,267
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing, and settlement services)        5,500      241,656
  Investors Financial Services Corporation
     (Provides asset administration services to the financial
     services industry)                                                                3,000      258,000
                                                                                               ----------
                                                                                                  930,673
                                                                                               ----------
Health Care Services (7.3%)
  Express Scripts, Inc.*
    (Leading independent pharmacy benefit manager)                                     2,500      255,625
  Patterson Dental Company *
    (Leading distributor of dental supplies in the U.S. and Canada)                    7,000      237,125
                                                                                               ----------
                                                                                                  492,750
                                                                                               ----------
Electronic Equipment (7.1%)
  American Power Conversion Corporation *
    (Leading producer of uninterruptible power supply products)                        6,000       74,250
  Molex, Inc.
    (Supplier of interconnection products)                                             6,800      172,975
  Symbol Technologies, Inc.
    (Leading manufacturer of bar code based mobile computing systems)                  6,550      235,800
                                                                                               ----------
                                                                                                  483,025
                                                                                               ----------

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                             Number      Fair
                            Common Stocks (continued)                       of Shares   Value
--------------------------------------------------------------------------- --------- --------
Investment Management (7.0%)
  Federated Investors
    (Major U.S. investment management company)                                9,000   $262,125
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                             5,000    211,328
                                                                                      --------
                                                                                       473,453
                                                                                      --------
Specialty Retailing (6.7%)
  Dollar General Corporation
    (Operates self-service discount stores)                                   9,750    184,031
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                       6,000    128,625
  Office Depot*
    (Leading retailer and direct marketer of office supplies)                20,000    142,500
                                                                                      --------
                                                                                       455,156
                                                                                      --------
 Educational Providers (5.7%)
  Apollo Group, Inc.*
    (Leading provider of higher education programs for working adults)        4,000    196,750
  DeVry, Inc.*
    (Owns and operates post-secondary, technical education institutions)      5,000    188,750
                                                                                      --------
                                                                                       385,500
                                                                                      --------
Telecommunications (5.5%)
  ADC Telecommunications, Inc. *
    (Manufacturer and developer of data and voice networking products)        9,000    163,125
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                             4,400    206,800
                                                                                      --------
                                                                                       369,925
                                                                                      --------
Software (5.0%)
  Advent Software, Inc. *
    (Develops and markets portfolio software for the investment
    management industry)                                                      5,000    200,313
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                        2,900    136,663
                                                                                      --------
                                                                                       336,976
                                                                                      --------
Semiconductors & Equipment (4.8%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                                 4,300    144,856
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                          8,000    176,500
                                                                                      --------
                                                                                       321,356
                                                                                      --------

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                        Number     Fair
                            Common Stocks (continued)                 of Shares   Value
---------------------------------------------------------------------   -----   ----------
Restaurants (4.1%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)          6,500   $  274,625
                                                                                ----------

Biotechnology (3.2% )
  Techne Corporation*
    (Leading producer of biotechnology products)                        6,000      216,375
                                                                                ----------

Medical Products (3.1%)
  Del Global Technologies (Note 1)
    (Designs, manufactures, and markets medical imaging systems)       17,000       68,000
  Stryker Corporation
    (Developer and manufacturer of surgical and medical devices)        2,800      141,652
                                                                                ----------
                                                                                   209,652
                                                                                ----------
Instruments & Testing (2.7%)
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)               3,750      182,109
                                                                                ----------

Consumer Products (1.8%)
  Clorox Company
    (Manufacturer of bleach and other consumer products)                3,500      124,250
                                                                                ----------

Broadcasting and Publishing (1.5%)
  Saga Communications, Inc.*
    (Owns/operates radio and television stations)                       7,000      104,125
                                                                                ----------

Consumer Services (1.2%)
  Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons, and health
    clubs on cruise ships)                                              5,800       81,200
                                                                                ----------

Total Common Stocks - 97.7%                                                      6,604,028
Cash and Other Assets, Less Liabilities - 2.3%                                     158,119
                                                                                ----------
Net Assets - 100%                                                               $6,762,147
                                                                                ==========

Net Asset Value Per Share
(Based on 293,702 shares outstanding at December 31, 2000)                      $    23.02
                                                                                ==========

*     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                                       2000
                                                                    -----------
                                     ASSETS

Investment in securities at fair value (original
  cost $4,831,819 at December 31,  2000) (Note 1)                   $ 6,604,028
Cash                                                                    374,148
Dividends and interest receivable                                         2,596
                                                                    -----------
               Total assets                                         $ 6,980,772
                                                                    ===========

                                   LIABILITIES

Payable for investment securities purchased                             218,625
                                                                    -----------
               Total liabilities                                    $   218,625
                                                                    ===========

                                   NET ASSETS

Paid-in capital                                                     $ 5,028,722
Accumulated undistributed net investment loss                           (38,784)
Net unrealized gain on investments                                    1,772,209
                                                                    -----------
               Net assets applicable to Fund shares outstanding     $ 6,762,147
                                                                    ===========

Fund shares outstanding                                                 293,702
                                                                    ===========

Net Asset Value Per Share (net assets/shares outstanding)           $     23.02
                                                                    ===========

    The accompanying notes are an integral part of this financial statement.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                         2000           1999
                                                     -----------    -----------
INVESTMENT INCOME:
  Dividends                                          $    14,555    $     7,717
  Interest                                                 5,469          3,200
                                                     -----------    -----------
               Total investment income                    20,024         10,917
                                                     -----------    -----------

EXPENSES:
  Management fee (Note 3)                            $    55,325    $    33,639
  Filing fees                                             22,355          7,410
  Auditing fees                                           10,200          5,750
  Custody fees                                             8,091          4,990
  Legal Fees                                               6,626          3,150
  Directors' attendance fees                               1,100          1,200
  Printing fees                                              955            495
                                                     -----------    -----------
               Total expenses                            104,652         56,634
                                                     -----------    -----------

  Less fees waived by adviser (Note 3)                   (35,495)       (14,585)
                                                     -----------    -----------

               Net expenses                               69,157         42,049
                                                     -----------    -----------

Net investment loss                                      (49,133)       (31,132)
                                                     -----------    -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sale of securities                     2,217,826      1,750,454
  Cost of securities sold                             (1,895,326)    (1,745,931)
                                                     -----------    -----------
      Net realized gain on investments sold              322,500          4,523

      Net change in unrealized gain on investments     1,122,355        544,505
                                                     -----------    -----------

Net realized and unrealized gain on investments        1,444,855        549,028
                                                     -----------    -----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERAIONS                           $ 1,395,722    $   517,896
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                              2000           1999
                                                          -----------    -----------
FROM OPERATIONS:
   Net investment loss                                    $   (49,133)   $   (31,132)
   Net realized gain on investments sold                      322,500          4,523
   Net change in unrealized gain on investments             1,122,355        544,505
                                                          -----------    -----------

       Increase in net assets resulting from
       operations                                           1,395,722        517,896
                                                          -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income - prior year                              --           (421)
   Net realized gain on investment securities sold           (285,542)            --
                                                          -----------    -----------

        Decrease in net assets resulting from
        distributions to shareholders                        (285,542)          (421)
                                                          -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                             1,352,473      2,770,330
   Net asset value of shares issued to shareholders
        in reinvestment of net investment income and
        net realized gain on investment securities sold       250,874            266
   Payments for redemption of shares                         (276,879)      (528,797)
                                                          -----------    -----------

        Increase in net assets resulting
        from shareholder transactions                       1,326,468      2,241,799
                                                          -----------    -----------

Total increase in net assets                                2,436,648      2,759,274
                                                          -----------    -----------

Net assets at beginning of the period                       4,325,499      1,566,225
                                                          -----------    -----------

Net assets at end of period                               $ 6,762,147    $ 4,325,499
                                                          ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Del Global Technologies has been temporarily delisted from NASDAQ trading due to the late filing of its audited 10K with the SEC. The delisting is an automatic procedure of NASDAQ and it is anticipated that the company will reapply for listing on the NASDAQ in the first quarter of 2001 once it has completed the SEC's requirements.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.0434 a share aggregating $285,542. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $35,495 and $14,585 was required in 2000 and 1999, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                   2000         1999
                                ----------   ----------

            Purchases at cost   $3,134,055   $3,939,176
            Sales                2,217,826    1,750,454

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                       Proceeds        Shares
                                                     -----------    -----------
      Year ended December 31, 2000
            Shares issued                            $ 1,352,473         59,134
            Distributions reinvested                     250,874         10,675
            Shares redeemed                             (276,879)       (12,295)
                                                     -----------    -----------
                  Net increase                       $ 1,326,468         57,514
                                                     ===========    ===========

      Year ended December 31, 1999
            Shares issued                            $ 2,770,330        171,664
            Dividends and distributions reinvested           266             21
            Shares redeemed                             (528,797)       (32,178)
                                                     -----------    -----------
                  Net increase                       $ 2,241,799        139,507
                                                     ===========    ===========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                   2000           1999
                                               -----------    -----------

            Fair value                         $ 6,604,028    $ 4,242,944
            Original cost                       (4,831,819)    (3,593,090)
                                               -----------    -----------

                 Net unrealized appreciation   $ 1,772,209    $   649,854
                                               ===========    ===========

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $2,068,024 and gross unrealized losses on investments in which cost exceeded fair value totaled $295,815.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $989,503 and gross unrealized losses on investments in which cost exceeded fair value totaled $339,649.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                     Year ended December 31,    Period ended December 31,
                                       2000           1999               1998(A)
                                    ----------     ----------          ----------
Net asset value, beginning
   of period                        $    18.31     $    16.20          $    15.00
Income from operations:
      Net investment loss                (0.14)         (0.14)                 --
      Net realized and unrealized
        gain on investments               5.89           2.25                1.20
                                    ----------     ----------          ----------

            Total from operations         5.75           2.11                1.20

Less Distributions:
   Dividend from investment
      income                                --             --                  --
   Distribution of net realized
      gain                               (1.04)            --                  --
                                    ----------     ----------          ----------

            Total distributions          (1.04)            --                  --

Net asset value, end of period      $    23.02     $    18.31          $    16.20
                                    ==========     ==========          ==========

            Total return                 31.32%         13.04%               8.00%
                                    ==========     ==========          ==========

Ratios/Supplemental Data:
   Net assets, end of period        $6,762,147     $4,325,499          $1,566,225
   Expenses to average
      net assets (B)                      1.25%          1.25%               1.25%*
   Investment income to
      average net assets (C)              0.36%          0.32%               1.01%*
   Portfolio turnover rate               40.42%         53.07%               0.00%*

*     Annualized
(A)   From the date of commencement of operations (December 15, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.89%, 1.68% and 1.56%, for the periods ended December 31, 2000, 1999 and 1998, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.


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

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Small & Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp Small & Mid-Cap Growth Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended, and for the period from December 15, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and the period from December 15, 1998 (date of commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                ARTHUR ANDERSEN LLP
Phoenix, Arizona,
January 24, 2001


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